UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Diversified Income Fund

July 31, 2011

		Principal	Value
		Amount°	(U.S.$)
Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	855,829	$894,139
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31		3,200	3,308
•Series 2002-W11 AV1 0.545% 11/25/32		15,279	14,709
Total Agency Asset-Backed Securities (cost $836,558)			912,156

Agency Collateralized Mortgage Obligations – 2.20%
Fannie Mae Grantor Trust
•Series 1999-T2 A1 7.50% 1/19/39		24,899	28,668
Series 2001-T8 A2 9.50% 7/25/41		93,725	114,262
Series 2002-T4 A3 7.50% 12/25/41		278,411	324,567
Series 2002-T19 A1 6.50% 7/25/42		168,593	187,191
Series 2004-T1 1A2 6.50% 1/25/44		126,333	142,579
Fannie Mae Interest Strip Series 265 2 9.00% 3/1/24		12,567	15,196
Fannie Mae REMICs
Series 1990-92 C 7.00% 8/25/20		1,447	1,635
Series 1996-46 ZA 7.50% 11/25/26		254,212	285,792
Series 2001-50 BA 7.00% 10/25/41		137,338	154,539
Series 2002-83 GH 5.00% 12/25/17		460,000	501,635
Series 2002-90 A2 6.50% 11/25/42		316,558	363,350
Series 2003-26 AT 5.00% 11/25/32		18,613,000	20,088,169
Series 2003-38 MP 5.50% 5/25/23		7,064,418	7,777,018
Series 2003-106 WE 4.50% 11/25/22		11,400,000	12,274,986
Series 2003-122 AJ 4.50% 2/25/28		325,243	335,926
Series 2005-110 MB 5.50% 9/25/35		2,958,946	3,265,042
Series 2009-94 AC 5.00% 11/25/39		5,995,610	6,499,285
Series 2010-41 PN 4.50% 4/25/40		7,623,413	7,922,175
Series 2010-75 NA 4.00% 9/25/28		1,895,355	1,986,083
Series 2010-96 DC 4.00% 9/25/25		14,575,000	15,265,022
•Series G-9 FA 1.119% 4/25/21		333	334
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.158% 2/25/42		24,336	28,472
•Series 2002-W6 2A 7.17% 6/25/42		47,401	56,492
•Series 2003-W1 2A 7.20% 12/25/42		23,477	27,720
Series 2003-W10 1A4 4.505% 6/25/43		39,640	42,304
Series 2003-W15 2A7 5.55% 8/25/43		24,334	26,611
Series 2004-W9 2A1 6.50% 2/25/44		441,427	499,002
Series 2004-W11 1A2 6.50% 5/25/44		597,056	670,673
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24		380,178	436,295
Series 2326 ZQ 6.50% 6/15/31		1,038,802	1,197,612
Series 2557 WE 5.00% 1/15/18		4,181,000	4,603,360
Series 2598 QD 5.50% 4/15/32		1,092,485	1,160,608
Series 2621 QH 5.00% 5/15/33		35,000	37,302
Series 2622 PE 4.50% 5/15/18		8,300,000	8,926,572
Series 2624 QH 5.00% 6/15/33		40,000	43,922
Series 2662 MA 4.50% 10/15/31		264,312	272,722
Series 2687 PG 5.50% 3/15/32		1,924,179	2,102,767
Series 2694 QG 4.50% 1/15/29		1,694,034	1,727,306
Series 2717 MH 4.50% 12/15/18		125,000	135,351
Series 2762 LG 5.00% 9/15/32		9,050,000	9,844,405
Series 2809 DC 4.50% 6/15/19		3,135,709	3,378,905
Series 2872 GC 5.00% 11/15/29		2,465,000	2,550,908
Series 2890 PC 5.00% 7/15/30		2,175,000	2,256,593
Series 3022 MB 5.00% 12/15/28		932,076	952,166
Series 3123 HT 5.00% 3/15/26		50,000	54,831
Series 3128 BC 5.00% 10/15/27		3,493,236	3,530,624
Series 3131 MC 5.50% 4/15/33		2,075,000	2,267,761
Series 3150 EQ 5.00% 5/15/26		45,000	48,968
Series 3171 MG 6.00% 8/15/34		4,000,000	4,514,408
Series 3173 PE 6.00% 4/15/35		1,135,000	1,269,524
Series 3337 PB 5.50% 7/15/30		2,167,639	2,194,081
Series 3416 GK 4.00% 7/15/22		333,672	349,200
Series 3656 PM 5.00% 4/15/40		11,118,918	12,032,793

•Freddie Mac Strip Series 19 F 1.175% 6/1/28	9,520	9,620
wFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42	133,814	160,054
Series T-54 2A 6.50% 2/25/43	36,526	41,115
Series T-58 2A 6.50% 9/25/43	826,259	950,783
•Series T-60 1A4C 5.282% 3/25/44	14,053	14,566
GNMA Series 2010-113 KE 4.50% 9/20/40	20,392,264	21,223,262
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	6,420,000	6,552,081
•Vendee Mortgage Trust Series 2000-1 1A 6.811% 1/15/30	9,136	10,714
Total Agency Collateralized Mortgage Obligations (cost $167,721,449)		173,735,907

Agency Mortgage-Backed Securities – 9.60%
Fannie Mae
4.00% 9/1/13	2,429	2,534
5.50% 1/1/13	253,240	260,248
6.50% 8/1/17	205,262	224,634
7.00% 11/15/16	121,244	125,621
•Fannie Mae ARM
1.824% 7/1/33	104,758	107,424
2.076% 1/1/36	162,190	169,796
2.125% 11/1/24	3,597	3,699
2.402% 10/1/33	123,939	128,421
2.474% 12/1/33	6,429	6,741
2.489% 11/1/32	632	661
2.499% 8/1/34	10,651	11,199
2.522% 6/1/34	169,643	177,801
2.527% 6/1/34	2,698	2,831
2.538% 4/1/36	682,190	718,654
2.562% 4/1/36	470,501	501,595
2.762% 11/1/35	198,362	208,790
4.985% 11/1/33	690,547	734,407
4.961% 3/1/38	27,725	29,542
4.994% 8/1/35	275,708	295,016
5.057% 5/1/36	763,250	813,801
5.065% 9/1/38	746,531	801,644
5.139% 11/1/35	1,353,720	1,443,975
5.534% 6/1/37	15,989	17,017
5.656% 4/1/37	2,173,752	2,314,097
5.904% 8/1/37	1,854,847	2,020,839
5.982% 7/1/36	172,648	186,972
5.991% 6/1/36	236,034	256,013
6.256% 7/1/36	7,195	7,840
6.264% 4/1/36	2,436	2,629
6.291% 8/1/36	115,200	125,105
Fannie Mae Relocation 15 yr 4.00% 9/1/20	839,005	867,512
Fannie Mae Relocation 30 yr
4.00% 3/1/35	16,857	16,928
5.00% 9/1/33	287,202	303,944
5.00% 11/1/33	345,951	366,118
5.00% 1/1/34	133,167	140,929
5.00% 8/1/34	93,620	99,077
5.00% 11/1/34	313,184	331,440
5.00% 4/1/35	592,791	627,346
5.00% 10/1/35	448,812	474,974
5.00% 1/1/36	850,367	899,937
Fannie Mae S.F. 15 yr
4.00% 5/1/19	6,045	6,416
4.00% 7/1/25	18,733,289	19,664,517
4.00% 8/1/25	25,297,194	26,554,713
4.00% 11/1/25	27,009,786	28,441,065
4.50% 6/1/23	6,658,553	7,096,561
5.00% 9/1/20	9,506	10,287
5.00% 5/1/21	1,119,967	1,211,614
5.50% 4/1/23	252,188	273,390
5.50% 6/1/23	190,851	206,896
6.00% 9/1/21	6,699,000	7,296,677
6.00% 8/1/22	106,440	115,937
Fannie Mae S.F. 15 yr TBA 4.50% 9/1/26	24,675,000	26,167,068
Fannie Mae S.F. 20 yr
5.00% 8/1/28	3,439,305	3,689,230
5.50% 8/1/28	7,872,176	8,558,180

Fannie Mae S.F. 30 yr
4.50% 3/1/39	3,428,722	3,587,224
5.00% 6/1/35	12,718	13,643
5.00% 7/1/35	21,553	23,119
5.00% 9/1/35	1,571,328	1,685,513
5.00% 12/1/36	12,269,103	13,160,667
5.00% 12/1/37	1,588,155	1,698,599
5.00% 2/1/38	1,217,494	1,301,210
5.00% 7/1/40	32,093,659	34,305,471
6.00% 10/1/33	2,259	2,513
6.00% 6/1/35	13,657	15,122
6.00% 6/1/38	309,987	341,299
6.50% 2/1/36	4,141,682	4,662,011
6.50% 3/1/36	3,365,610	3,788,440
6.50% 9/1/37	2,761,240	3,085,131
7.00% 8/1/32	110,557	128,065
7.00% 9/1/32	79,396	91,969
7.00% 2/1/36	37,993	43,852
7.00% 4/1/37	31,053	35,842
7.00% 12/1/37	38,182	44,074
7.50% 1/1/31	2,481	2,915
7.50% 3/1/32	35,772	42,112
7.50% 4/1/32	37,096	43,670
7.50% 6/1/34	26,132	30,634
7.50% 10/1/34	33,594	39,472
Fannie Mae S.F. 30 yr TBA
4.00% 9/1/41	77,745,000	78,692,517
5.50% 9/1/41	108,650,000	117,460,841
6.00% 9/1/41	248,280,000	272,400,005
6.50% 8/1/41	38,100,000	42,302,906
Freddie Mac 7.00% 2/25/14	1,651	1,707
•Freddie Mac ARM
2.467% 12/1/33	346,787	363,083
2.48% 4/1/33	3,331	3,358
2.538% 5/1/35	310,499	326,436
2.566% 12/1/33	96,682	101,369
2.655% 3/1/36	122,278	129,222
2.822% 4/1/34	35,581	37,448
5.181% 7/1/36	738,932	776,390
5.699% 8/1/37	20,041	21,303
5.808% 10/1/36	202,526	218,304
5.956% 10/1/37	26,326	28,377
6.138% 10/1/37	634,199	686,106
6.302% 2/1/37	1,251,290	1,312,705
Freddie Mac Relocation 15 yr 3.50% 10/1/18	129,734	134,250
Freddie Mac Relocation 30 yr
5.00% 9/1/33	901,347	954,874
6.50% 10/1/30	790	880
Freddie Mac S.F. 15 yr
4.00% 2/1/14	28,609	29,779
4.50% 5/1/20	2,501,682	2,679,536
5.00% 6/1/18	981,291	1,052,322
5.00% 4/1/20	1,244,443	1,346,471
5.50% 7/1/14	2,051	2,140
Freddie Mac S.F. 30 yr
4.50% 10/1/35	2,329,697	2,448,496
5.00% 7/1/38	6,127,125	6,541,731
6.00% 2/1/36	7,204,566	7,964,101
6.50% 10/1/32	3,221	3,667
6.50% 8/1/38	947,807	1,062,717
7.00% 11/1/33	392,877	456,722
GNMA I S.F. 30 yr
7.00% 5/15/28	186,656	217,596
7.00% 12/15/34	4,037,967	4,624,988
7.50% 10/15/30	1,932	2,275
7.50% 2/15/32	645	760
9.50% 9/15/17	4,860	5,651
10.00% 7/15/17	3,428	3,451
Total Agency Mortgage-Backed Securities (cost $748,866,495)		757,687,353

Commercial Mortgage-Backed Securities – 4.95%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	8,015,000	8,600,238
Bank of America Commercial Mortgage Securities
Series 2004-2 A3 4.05% 11/10/38	971,132	983,027
•Series 2004-3 A5 5.73% 6/10/39	8,702,470	9,410,497
Series 2004-5 A3 4.561% 11/10/41	14,128	14,162
•Series 2005-1 A5 5.33% 11/10/42	14,810,000	16,147,534
•Series 2005-6 A4 5.368% 9/10/47	10,190,000	11,199,849
•Series 2006-2 A4 5.921% 5/10/45	7,622,000	8,495,526
Series 2006-4 A4 5.634% 7/10/46	15,875,000	17,410,681
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	16,776,000	18,410,583
•Series 2005-T20 A4A 5.295% 10/12/42	4,400,000	4,836,398
•Series 2006-PW12 A4 5.903% 9/11/38	7,235,000	8,033,486
Series 2007-PW15 A4 5.331% 2/11/44	7,780,000	8,193,943
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44	4,545,000	4,667,283
•Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 A4 5.22% 7/15/44	6,250,000	6,856,402
wCommercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44	9,515,000	10,345,986
Series 2006-C7 A2 5.69% 6/10/46	146,100	146,031
#Series 2010-C1 A1 144A 3.156% 7/10/46	9,238,573	9,363,806
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.422% 2/15/39	579,307	609,851
•#DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.728% 11/10/46	12,020,000	11,576,064
•GE Capital Commercial Mortgage Series 2005-C4 A4 5.489% 11/10/45	108,000	118,725
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A3 4.602% 8/10/38	11,157	11,151
•Series 2004-GG2 A5 5.279% 8/10/38	2,310,000	2,418,969
*•Series 2004-GG2 A6 5.396% 8/10/38	9,897,000	10,674,361
Series 2005-GG4 A4 4.761% 7/10/39	13,580,350	14,439,169
*Series 2005-GG4 A4A 4.751% 7/10/39	30,459,000	32,512,830
•Series 2006-GG6 A4 5.553% 4/10/38	10,115,000	10,997,489
#Series 2010-C1 A2 144A 4.592% 8/10/43	13,975,000	14,267,330
•#Series 2010-C1 C 144A 5.635% 8/10/43	14,352,000	13,444,398
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37	18,990,000	20,468,133
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-CB11 A4 5.335% 8/12/37	2,280,000	2,485,442
Series 2005-LDP3 A4A 4.936% 8/15/42	3,680,000	3,977,858
Series 2005-LDP4 A4 4.918% 10/15/42	9,670,000	10,467,981
Series 2005-LDP5 A4 5.373% 12/15/44	9,145,000	10,019,536
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	10,385,000	10,976,788
•Series 2004-C4 A4 5.323% 6/15/29	2,925,000	3,147,602
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34	30,000	20,379
Series 2005-CIP1 A2 4.96% 7/12/38	283,216	288,685
•Series 2005-CKI1 A6 5.392% 11/12/37	2,050,000	2,247,447
Morgan Stanley Capital I
•Series 2004-T15 A4 5.27% 6/13/41	2,585,000	2,787,231
Series 2005-HQ6 A4A 4.989% 8/13/42	3,935,000	4,233,773
•Series 2007-T27 A4 5.795% 6/11/42	22,483,500	24,961,817
•#Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.695% 2/15/33	185,000	184,555
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	8,545,000	9,069,615
#TimberStar Trust 144A
Series 2006-1A A 5.668% 10/15/36	14,335,000	15,755,953
Series 2006-1A C 5.884% 10/15/36	1,500,000	1,616,399
•Wachovia Bank Commercial Mortgage Trust Series 2005-C20 A5 5.087% 7/15/42	45,161	45,444
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44	13,720,000	13,822,586
Total Commercial Mortgage-Backed Securities (cost $364,156,011)		390,762,993

Convertible Bonds – 1.86%
AAR 1.75% exercise price $29.43, expiration date 1/1/26	3,482,000	4,034,768
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15	4,465,000	4,565,463
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	3,214,000	2,924,740
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	5,280,000	5,148,000
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	5,811,000	5,810,999
#Altra Holdings 144A 2.75% exercise price $27.70, expiration date 2/27/31	1,658,000	1,724,320
Amgen 0.375% exercise price $79.48, expiration date 2/1/13	5,419,000	5,452,868
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	2,269,000	2,393,795
*ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	4,393,000	3,926,244
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16	963,000	960,593
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	2,356,000	1,593,245
*Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	2,525,000	2,714,375
#Digital Realty Trust 144A 5.50% exercise price $41.83, expiration date 4/15/29	1,446,000	2,171,711
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	3,731,000	5,414,614
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	3,099,000	3,114,495

*#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14		3,473,000	4,375,980
ϕGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29		2,270,000	2,985,050
*Health Care REIT 3.00% exercise price $51.20, expiration date 11/30/29		3,597,000	4,055,618
ϕHologic 2.00% exercise price $38.59, expiration date 12/15/37		8,761,000	8,465,315
#Home Inns & Hotels Management 144A 2.00% exercise price $49.37, expiration date 12/15/15		1,193,000	1,190,018
*Intel 2.95% exercise price $30.36, expiration date 12/15/35		4,060,000	4,191,950
*Jefferies Group 3.875% exercise price $38.35, expiration date 11/1/29		3,924,000	3,889,665
L-3 Communications Holdings 3.00% exercise price $97.79, expiration date 8/1/35		2,263,000	2,291,288
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14		5,140,000	4,908,700
Level 3 Communications 3.50% exercise price $5.46, expiration date 6/15/12		3,824,000	3,819,220
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/11/30		4,405,000	5,754,030
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27		7,575,000	7,896,937
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		5,995,000	5,702,743
Mirant (Escrow) 2.50% exercise price $67.95, expiration date 6/15/21		695,000	0
National Retail Properties 5.125% exercise price $25.39, expiration date 6/15/28		4,661,000	5,214,494
NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12		4,092,000	4,117,575
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17		2,440,000	2,379,000
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		5,334,000	5,140,643
Pantry 3.00% exercise price $50.09, expiration date 11/15/12		531,000	532,328
*Peabody Energy 4.75% exercise price $58.31, expiration date 12/15/41		1,900,000	2,329,875
*SanDisk 1.50% exercise price $52.37, expiration date 8/11/17		3,431,000	3,714,058
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14		1,692,000	2,379,375
Transocean
1.50% exercise price $166.65 expiration date 12/15/37		2,374,000	2,341,358
*1.50% exercise price $166.65 expiration date 12/15/37		2,995,000	2,998,744
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37		3,622,000	4,002,310
Total Convertible Bonds (cost $137,657,575)			146,626,504

Corporate Bonds– 49.91%
Automotive – 1.01%
#Allison Transmission 144A 11.00% 11/1/15		6,711,000	7,189,159
*America Axle & Manufacturing 7.875% 3/1/17		7,697,000	7,899,046
*ArvinMeritor 8.125% 9/15/15		8,418,000	8,775,765
*#Chrysler Group 144A 8.25% 6/15/21		5,635,000	5,550,475
*Ford Motor 7.45% 7/16/31		12,644,000	14,475,090
Ford Motor Credit
*5.00% 5/15/18		12,500,000	12,599,312
7.50% 8/1/12		701,000	734,937
12.00% 5/15/15		10,732,000	13,485,241
*Goodyear Tire & Rubber
8.25% 8/15/20		2,190,000	2,414,475
10.50% 5/15/16		755,000	854,094
#Pinafore 144A 9.00% 10/1/18		5,587,000	6,131,733
			80,109,327
Banking – 6.46%
Abbey National Treasury Services 4.00% 4/27/16		9,305,000	9,122,482
AgriBank FCB 9.125% 7/15/19		14,983,000	19,227,939
#Bank of Montreal 144A 2.85% 6/9/15		9,020,000	9,439,015
BB&T 5.25% 11/1/19		20,134,000	21,624,963
BB&T Capital Trust II 6.75% 6/7/36		13,235,000	13,765,247
•BB&T Capital Trust IV 6.82% 6/12/57		5,875,000	5,970,469
•Bear Stearns 5.44% 12/7/12	AUD	6,340,000	6,907,028
•Branch Banking & Trust 0.57% 9/13/16	USD	5,500,000	5,099,941
#Canadian Imperial Bank of Commerce 144A 2.60% 7/2/15		9,020,000	9,350,610
*Capital One Capital V 10.25% 8/15/39		14,862,000	15,816,884
*Capital One Financial 4.75% 7/15/21		7,595,000	7,692,307
*City National 5.25% 9/15/20		13,865,000	14,499,781
@#CoBank ACB 144A 7.875% 4/16/18		10,520,000	12,434,956
#Export-Import Bank of Korea 144A 5.25% 2/10/14		8,995,000	9,719,071
Fifth Third Bancorp 3.625% 1/25/16		20,230,000	20,761,968
•Fifth Third Capital Trust IV 6.50% 4/15/37		6,301,000	6,174,980
Goldman Sachs Group
5.25% 7/27/21		9,140,000	9,348,081
5.375% 3/15/20		4,731,000	4,914,776
•#HBOS Capital Funding 144A 6.071% 6/29/49		5,595,000	4,643,850
JPMorgan Chase
•5.19% 6/21/12	AUD	14,500,000	15,828,262
*5.60% 7/15/41	USD	4,310,000	4,365,259
JPMorgan Chase Bank 6.00% 10/1/17		11,420,000	12,879,407
JPMorgan Chase Capital XXV 6.80% 10/1/37		20,813,000	21,163,970
KeyBank 6.95% 2/1/28		19,095,000	21,423,941

KeyCorp 5.10% 3/24/21	8,965,000	9,397,247
Korea Development Bank 8.00% 1/23/14	13,825,000	15,793,293
•National City Bank 0.622% 6/7/17	10,600,000	9,953,517
PNC Bank 6.875% 4/1/18	18,049,000	21,656,345
PNC Funding 5.25% 11/15/15	1,335,000	1,473,877
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49	13,400,000	11,257,581
•#Rabobank 144A 11.00% 12/29/49	9,456,000	12,115,188
•SunTrust Bank 0.548% 8/24/15	6,285,000	5,941,745
•SunTrust Capital VIII 6.10% 12/15/36	20,066,000	19,626,414
*SVB Financial Group 5.375% 9/15/20	5,500,000	5,678,915
*US Bancorp 4.125% 5/24/21	4,000,000	4,119,324
US Bank
4.95% 10/30/14	5,005,000	5,523,298
6.30% 2/4/14	2,361,000	2,644,244
•USB Capital IX 3.50% 10/29/49	36,267,000	29,692,881
•Wachovia 0.619% 10/15/16	7,950,000	7,438,624
Wachovia Bank 5.60% 3/15/16	17,070,000	18,843,215
*Wells Fargo 4.60% 4/1/21	12,150,000	12,671,369
*Wells Fargo Bank 4.75% 2/9/15	10,855,000	11,686,341
•Wells Fargo Capital XIII 7.70% 12/29/49	17,637,000	18,276,341
Zions Bancorp 7.75% 9/23/14	3,305,000	3,643,865
		509,608,811
Basic Industry – 4.78%
*AK Steel 7.625% 5/15/20	5,468,000	5,618,370
Alcoa 6.75% 7/15/18	25,905,000	29,585,452
*#Algoma Acquisition 144A 9.875% 6/15/15	5,372,000	4,888,520
#Appleton Papers 144A 10.50% 6/15/15	100,000	106,250
ArcelorMittal
3.75% 8/5/15	400,000	415,489
9.85% 6/1/19	19,390,000	25,273,739
#Barrick North America Finance 144A 5.70% 5/30/41	14,240,000	14,692,220
*Celanese U.S. Holdings 6.625% 10/15/18	2,276,000	2,469,460
*•#Cemex 144A 5.246% 9/30/15	10,999,000	10,174,075
*#Cemex Espana Luxembourg 144A 9.25% 5/12/20	4,088,000	3,791,620
*#Cemex Finance 144A 9.50% 12/14/16	3,035,000	2,951,538
Century Aluminum 8.00% 5/15/14	5,067,000	5,295,015
CF Industries 7.125% 5/1/20	6,726,000	7,903,050
#CODELCO 144A 3.75% 11/4/20	5,437,000	5,441,643
Compass Minerals International 8.00% 6/1/19	3,575,000	3,914,625
Dow Chemical
*4.25% 11/15/20	14,856,000	15,276,826
8.55% 5/15/19	29,181,000	38,608,855
duPont (E.I.) deNemours 3.625% 1/15/21	15,785,000	16,033,993
*#FMG Resources August 2006 144A 7.00% 11/1/15	5,201,000	5,415,541
Georgia-Pacific
*8.00% 1/15/24	11,915,000	14,723,223
#144A 5.40% 11/1/20	14,495,000	15,361,381
*#144A 8.25% 5/1/16	1,890,000	2,152,139
Headwaters 7.625% 4/1/19	6,653,000	6,353,615
Hexion U.S. Finance 8.875% 2/1/18	8,589,000	9,147,285
*International Paper 9.375% 5/15/19	12,377,000	16,388,943
#International Wire Group Holdings 144A 9.75% 4/15/15	82,000	86,305
Lyondell Chemical
11.00% 5/1/18	6,000	6,825
#144A 8.00% 11/1/17	3,005,000	3,410,675
#MacDermid 144A 9.50% 4/15/17	3,998,000	4,227,885
Mohawk Industries 6.875% 1/15/16	2,349,000	2,548,665
*Momentive Performance Materials 11.50% 12/1/16	6,491,000	6,945,370
#Murray Energy 144A 10.25% 10/15/15	4,570,000	4,821,350
#Nalco 144A 6.625% 1/15/19	5,237,000	5,904,718
Norcraft Finance
10.50% 12/15/15	3,323,000	3,256,540
#144A 10.50% 12/15/15	3,090,000	3,028,200
#Nortek 144A 8.50% 4/15/21	6,330,000	5,934,375
Novelis 8.75% 12/15/20	11,155,000	12,465,713
*Ply Gem Industries 13.125% 7/15/14	7,390,000	7,630,175
=@Port Townsend 12.431% 8/27/12	577,448	262,739
Ryerson
•7.629% 11/1/14	1,530,000	1,510,875
12.00% 11/1/15	5,266,000	5,621,455
Smurfit Kappa Funding 7.75% 4/1/15	4,016,000	4,116,400
*Southern Copper 7.50% 7/27/35	13,620,000	15,465,292

Steel Dynamics
*6.75% 4/1/15	2,595,000	2,689,069
7.75% 4/15/16	5,975,000	6,348,438
Teck Resources
4.75% 1/15/22	2,155,000	2,254,697
*6.25% 7/15/41	8,105,000	8,726,402
9.75% 5/15/14	6,268,000	7,644,277
		376,889,307
Brokerage – 0.54%
Jefferies Group
*6.25% 1/15/36	7,998,000	7,714,631
6.45% 6/8/27	16,085,000	16,335,878
Lazard Group 6.85% 6/15/17	16,889,000	18,976,294
		43,026,803
Capital Goods – 1.34%
#ABB Treasury Center USA 144A 4.00% 6/15/21	5,510,000	5,587,079
Anixter 10.00% 3/15/14	2,102,000	2,401,535
Berry Plastics 9.75% 1/15/21	4,780,000	4,780,000
*Case New Holland 7.75% 9/1/13	4,069,000	4,470,814
#DAE Aviation Holdings 144A 11.25% 8/1/15	90,000	93,150
Graham Packaging
8.25% 1/1/17	2,824,000	3,000,500
8.25% 10/1/18	1,355,000	1,446,463
#Meccanica Holdings USA 144A 6.25% 7/15/19	19,170,000	20,112,819
#Plastipak Holdings 144A 10.625% 8/15/19	3,668,000	4,199,860
Pregis 12.375% 10/15/13	5,260,000	5,233,700
*RBS Global/Rexnord 11.75% 8/1/16	4,029,000	4,275,776
Republic Services
*4.75% 5/15/23	6,180,000	6,389,434
5.25% 11/15/21	8,385,000	9,151,624
#Reynolds Group Issuer 144A 9.00% 4/15/19	13,340,000	13,340,000
TriMas 9.75% 12/15/17	3,440,000	3,801,200
#Votorantim Cimentos 144A 7.25% 4/5/41	16,880,000	17,112,944
		105,396,898
Communications – 6.79%
#Affinion Group 144A 7.875% 12/15/18	5,938,000	5,641,100
America Movil SAB 5.00% 3/30/20	11,125,000	12,094,922
*AT&T 4.45% 5/15/21	9,605,000	10,176,555
Cablevision Systems
8.00% 4/15/20	122,000	134,200
8.625% 9/15/17	335,000	371,850
*CCO Holdings 8.125% 4/30/20	57,000	62,843
*CenturyLink 6.45% 6/15/21	20,390,000	21,067,090
#Charter Communications Operating 144A 10.875% 9/15/14	6,474,000	7,169,955
*Citizens Communications 6.25% 1/15/13	1,495,000	1,562,275
#Clear Channel Communications 144A 9.00% 3/1/21	2,783,000	2,643,850
#Clearwire Communications 144A
12.00% 12/1/15	5,129,000	5,244,403
*12.00% 12/1/15	11,339,000	11,636,649
*#Columbus International 144A 11.50% 11/20/14	7,905,000	8,915,101
*Cricket Communications
7.75% 5/15/16	882,000	944,843
7.75% 10/15/20	10,744,000	10,690,280
Crown Castle International 9.00% 1/15/15	1,893,000	2,082,300
#Crown Castle Towers 144A 4.883% 8/15/20	52,740,000	54,524,035
CSC Holdings
6.75% 4/15/12	127,000	130,810
8.50% 6/15/15	26,000	28,210
#Digicel 144A 8.25% 9/1/17	2,277,000	2,374,228
#Digicel Group 144A
8.875% 1/15/15	2,865,000	2,936,625
9.125% 1/15/15	1,038,000	1,060,058
DirecTV Holdings
4.60% 2/15/21	425,000	443,055
*5.00% 3/1/21	11,995,000	12,825,030
*Discovery Communications 4.375% 6/15/21	13,915,000	14,373,220
DISH DBS
*7.125% 2/1/16	415,000	445,088
*7.875% 9/1/19	6,165,000	6,804,619
#144A 6.75% 6/1/21	1,171,000	1,214,913
*Entravision Communications 8.75% 8/1/17	2,340,000	2,457,000
Global Crossing 12.00% 9/15/15	5,434,000	6,330,610
Intelsat Bermuda 11.25% 2/4/17	7,192,000	7,713,420

Intelsat Bermuda PIK
11.50% 2/4/17	35,287	38,022
#144A 11.50% 2/4/17	1,975,000	2,128,063
Intelsat Jackson Holdings
11.25% 6/15/16	2,939,000	3,137,383
#144A 7.25% 10/15/20	3,558,000	3,606,923
Lamar Media 6.625% 8/15/15	4,549,000	4,630,227
Level 3 Financing
*9.25% 11/1/14	1,116,000	1,152,968
10.00% 2/1/18	3,941,000	4,266,133
LIN Television 6.50% 5/15/13	965,000	969,825
MDC Partners 11.00% 11/1/16	111,000	123,071
*MetroPCS Wireless 6.625% 11/15/20	2,785,000	2,798,925
*#MTS International Funding 144A 8.625% 6/22/20	4,333,000	4,977,534
#NBC Universal Media 144A 4.375% 4/1/21	22,360,000	22,902,810
*Nexstar Broadcasting 8.875% 4/15/17	106,000	112,095
Nielsen Finance
*11.50% 5/1/16	1,928,000	2,250,940
11.625% 2/1/14	1,453,000	1,696,378
NII Capital
8.875% 12/15/19	1,557,000	1,720,485
10.00% 8/15/16	6,000,000	6,945,000
#ONO Finance II 144A 10.875% 7/15/19	1,860,000	1,948,350
PAETEC Holding
8.875% 6/30/17	3,792,000	4,095,360
*9.50% 7/15/15	4,934,000	5,168,365
Qwest 8.375% 5/1/16	26,592,000	31,644,479
Qwest Communications International 7.50% 2/15/14	3,000	3,053
#Sinclair Television Group 144A 9.25% 11/1/17	3,330,000	3,679,650
#Sirius XM Radio 144A 8.75% 4/1/15	4,500,000	5,040,000
Sprint Capital 8.75% 3/15/32	7,636,000	8,304,150
Sprint Nextel 6.00% 12/1/16	3,534,000	3,551,670
Telecom Italia Capital
5.25% 10/1/15	6,095,000	6,102,887
7.721% 6/4/38	2,475,000	2,482,705
Telefonica Emisiones
5.462% 2/16/21	7,395,000	7,429,734
6.421% 6/20/16	23,950,000	26,314,942
Telesat Canada
11.00% 11/1/15	10,548,000	11,602,800
12.50% 11/1/17	1,703,000	2,007,411
*Time Warner Cable
5.875% 11/15/40	1,670,000	1,725,277
8.25% 4/1/19	14,091,000	18,085,361
#UPC Holding 144A 9.875% 4/15/18	2,204,000	2,451,950
*#UPCB Finance III 144A 6.625% 7/1/20	9,469,000	9,540,018
Videotron Ltee
6.375% 12/15/15	552,000	569,940
9.125% 4/15/18	2,093,000	2,362,474
#VimpelCom 144A
•4.246% 6/29/14	5,980,000	6,065,963
7.504% 3/1/22	1,713,000	1,717,283
*Virgin Media Finance 8.375% 10/15/19	3,394,000	3,809,765
Virgin Media Secured Finance 6.50% 1/15/18	34,588,000	38,219,739
#Vivendi 144A 6.625% 4/4/18	30,093,000	34,621,965
#Wind Acquisition Finance 144A 11.75% 7/15/17	9,571,000	10,659,701
Windstream
7.875% 11/1/17	1,811,000	1,944,561
*8.125% 8/1/13	1,918,000	2,095,415
#XM Satellite Radio 144A 13.00% 8/1/13	4,424,000	5,209,260
		536,010,147
Consumer Cyclical – 1.92%
*CKE Restaurants 11.375% 7/15/18	4,823,000	5,341,473
*CVS Caremark 5.75% 5/15/41	13,630,000	14,244,140
Dave & Buster's 11.00% 6/1/18	1,404,000	1,544,400
#Delphi 144A 6.125% 5/15/21	6,275,000	6,369,125
*#Dunkin’ Brands 144A 9.625% 12/1/18	4,328,000	4,387,467
Express 8.75% 3/1/18	4,000	4,340
Family Dollar Stores 5.00% 2/1/21	7,030,000	7,041,564
#FUEL Trust 144A 3.984% 6/15/16	6,710,000	6,777,771
*Hanesbrands 6.375% 12/15/20	8,856,000	8,856,000
Historic TW 6.875% 6/15/18	11,620,000	13,949,216
Host Hotels & Resorts
*6.00% 11/1/20	5,090,000	5,236,338
#144A 5.875% 6/15/19	3,250,000	3,302,813

Ingles Markets 8.875% 5/15/17	3,484,000	3,762,720
*Levi Strauss 7.625% 5/15/20	1,380,000	1,395,525
*Macy's Retail Holdings 5.90% 12/1/16	11,621,000	13,260,432
*Marina District Finance 9.875% 8/15/18	3,745,000	3,847,988
*New Albertsons 7.25% 5/1/13	1,110,000	1,151,625
*OSI Restaurant Partners 10.00% 6/15/15	3,666,000	3,858,465
Quiksilver 6.875% 4/15/15	8,565,000	8,382,994
*Sally Holdings 10.50% 11/15/16	4,718,000	5,071,850
#Sealy Mattress 144A 10.875% 4/15/16	1,136,000	1,275,160
Time Warner
4.70% 1/15/21	250,000	262,289
*4.75% 3/29/21	7,555,000	7,956,503
*Tops Holding 10.125% 10/15/15	2,169,000	2,323,541
*Wyndham Worldwide
5.625% 3/1/21	6,755,000	6,929,137
5.75% 2/1/18	8,002,000	8,477,663
*Yankee Acquisition
8.50% 2/15/15	815,000	847,600
9.75% 2/15/17	5,051,000	5,391,943
		151,250,082
Consumer Non-Cyclical – 5.66%
*Amgen
3.45% 10/1/20	21,949,000	21,646,038
4.10% 6/15/21	6,500,000	6,687,174
Anheuser-Busch InBev Worldwide
5.00% 3/1/19	7,900,000	8,830,857
5.375% 11/15/14	15,789,000	17,836,549
#Armored Autogroup 144A 9.25% 11/1/18	2,105,000	2,073,425
Bio-Rad Laboratories
4.875% 12/15/20	8,895,000	9,208,825
*8.00% 9/15/16	2,021,000	2,271,099
*#Blue Merger Sub 144A 7.625% 2/15/19	6,938,000	7,172,158
#Bumble Bee Acquisition 144A 9.00% 12/15/17	8,077,000	8,188,059
CareFusion 6.375% 8/1/19	35,940,000	41,736,582
Celgene
*2.45% 10/15/15	4,630,000	4,692,324
3.95% 10/15/20	15,400,000	15,484,407
Coca-Cola Enterprises
3.50% 9/15/20	11,275,000	11,206,786
*4.50% 9/1/21	7,745,000	8,215,842
Cott Beverages 8.375% 11/15/17	121,000	128,865
Covidien International Finance 4.20% 6/15/20	36,830,000	38,670,431
*Dean Foods 7.00% 6/1/16	348,000	346,260
#Dole Food 144A 8.00% 10/1/16	3,055,000	3,249,756
*Express Scripts 3.125% 5/15/16	14,955,000	15,296,707
Hospira 6.40% 5/15/15	22,001,000	25,287,222
*Jarden
6.125% 11/15/22	2,120,000	2,146,500
7.50% 1/15/20	2,285,000	2,410,675
Kraft Foods 6.125% 8/23/18	13,485,000	15,960,118
McKesson 4.75% 3/1/21	21,260,000	23,156,902
Medco Health Solutions
4.125% 9/15/20	7,650,000	7,602,042
7.125% 3/15/18	18,182,000	21,773,200
NBTY 9.00% 10/1/18	6,890,000	7,398,138
*#Pernod-Ricard 144A 5.75% 4/7/21	13,405,000	14,552,187
Quest Diagnostics
*4.70% 4/1/21	15,330,000	16,272,994
4.75% 1/30/20	2,035,000	2,179,070
*Sara Lee 4.10% 9/15/20	8,498,000	8,352,982
#Scotts Miracle-Gro 144A 6.625% 12/15/20	3,478,000	3,608,425
Smithfield Foods 10.00% 7/15/14	1,084,000	1,272,345
Tyson Foods 10.50% 3/1/14	2,985,000	3,574,538
#Viskase 144A 9.875% 1/15/18	6,249,000	6,592,695
*Whirlpool 4.85% 6/15/21	12,135,000	12,393,840
#Woolworths 144A
3.15% 4/12/16	4,045,000	4,178,218
4.55% 4/12/21	20,225,000	21,229,839
*Yale University 2.90% 10/15/14	4,905,000	5,192,149
Zimmer Holdings 4.625% 11/30/19	17,036,000	18,335,046
		446,411,269

Electric – 2.54%
Ameren Illinois 9.75% 11/15/18	17,440,000	23,356,015
#American Transmission Systems 144A 5.25% 1/15/22	20,485,000	22,328,630
CenterPoint Energy 5.95% 2/1/17	11,365,000	13,012,652
CMS Energy
4.25% 9/30/15	6,995,000	7,330,760
6.25% 2/1/20	8,285,000	9,082,150
Commonwealth Edison
4.00% 8/1/20	3,324,000	3,397,653
5.80% 3/15/18	3,696,000	4,246,275
*Duke Energy Carolinas 3.90% 6/15/21	7,995,000	8,308,116
Duquense Light Holdings 5.50% 8/15/15	3,168,000	3,335,739
#Enel Finance International 144A
6.00% 10/7/39	2,850,000	2,513,110
6.25% 9/15/17	5,595,000	6,077,960
Florida Power 5.65% 6/15/18	4,575,000	5,328,910
*Great Plains Energy 4.85% 6/1/21	15,115,000	15,678,623
*#Ipalco Enterprises 144A 5.00% 5/1/18	5,745,000	5,716,131
Jersey Central Power & Light 5.625% 5/1/16	3,240,000	3,695,962
*Pennsylvania Electric 5.20% 4/1/20	9,953,000	10,836,209
Public Service Oklahoma 5.15% 12/1/19	14,625,000	16,156,472
#Puget Energy 144A 6.00% 9/1/21	6,045,000	6,156,718
Southern California Edison 5.50% 8/15/18	14,525,000	16,883,947
•Wisconsin Energy 6.25% 5/15/67	16,795,000	16,949,699
		200,391,731
Energy – 4.63%
American Petroleum Tankers Parent 10.25% 5/1/15	175,000	182,000
AmeriGas Partners
6.50% 5/20/21	3,075,000	3,155,719
*7.125% 5/20/16	1,252,000	1,303,645
Antero Resources Finance 9.375% 12/1/17	2,320,000	2,552,000
Aquilex Holdings 11.125% 12/15/16	150,000	144,563
*Berry Petroleum 10.25% 6/1/14	4,066,000	4,665,735
Chesapeake Energy
*6.125% 2/15/21	455,000	476,044
6.625% 8/15/20	346,000	375,410
6.875% 11/15/20	345,000	376,050
*7.25% 12/15/18	1,750,000	1,951,250
9.50% 2/15/15	3,774,000	4,453,320
*#CNOOC Finance 2011 144A 4.25% 1/26/21	22,548,000	22,939,049
*Complete Production Services 8.00% 12/15/16	5,716,000	6,030,380
Comstock Resources 7.75% 4/1/19	1,257,000	1,308,851
Copano Energy 7.75% 6/1/18	3,403,000	3,556,135
*Crosstex Energy 8.875% 2/15/18	93,000	101,603
Ecopetrol 7.625% 7/23/19	13,942,000	17,009,240
El Paso
6.875% 6/15/14	1,617,000	1,814,551
7.00% 6/15/17	5,882,000	6,841,307
7.25% 6/1/18	324,000	377,409
#ENI 144A 4.15% 10/1/20	17,210,000	16,538,311
*Forest Oil 7.25% 6/15/19	3,837,000	4,009,665
#Helix Energy Solutions Group 144A 9.50% 1/15/16	9,210,000	9,716,550
*#Hercules Offshore 144A 10.50% 10/15/17	6,060,000	6,363,000
#Hilcorp Energy I 144A
7.625% 4/15/21	2,600,000	2,769,000
7.75% 11/1/15	2,360,000	2,448,500
8.00% 2/15/20	111,000	120,435
Holly 9.875% 6/15/17	4,161,000	4,691,528
#Inergy Finance 144A 6.875% 8/1/21	2,350,000	2,364,688
#IPIC GMTN 144A 5.00% 11/15/20	11,262,000	11,402,775
Linn Energy
8.625% 4/15/20	2,566,000	2,854,675
#144A 6.50% 5/15/19	1,055,000	1,056,319
*#NFR Energy 144A 9.75% 2/15/17	3,630,000	3,575,550
*Noble Energy 8.25% 3/1/19	18,454,000	24,203,269
Pemex Project Funding Master Trust 6.625% 6/15/35	6,850,000	7,499,442
Petrobras International Finance
*3.875% 1/27/16	2,703,000	2,816,410
5.375% 1/27/21	10,255,000	10,973,937
5.75% 1/20/20	8,873,000	9,773,796
5.875% 3/1/18	1,180,000	1,319,707
Petrohawk Energy 7.25% 8/15/18	6,798,000	7,936,665
Petroleum Development 12.00% 2/15/18	3,290,000	3,684,800
Pioneer Drilling 9.875% 3/15/18	53,000	57,108

Pride International 6.875% 8/15/20	37,540,000	45,249,476
*Quicksilver Resources 7.125% 4/1/16	3,074,000	3,104,740
Range Resources
*5.75% 6/1/21	1,840,000	1,934,300
8.00% 5/15/19	5,208,000	5,780,880
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	1,080,043	1,185,347
SandRidge Energy
8.75% 1/15/20	5,000	5,513
#144A 9.875% 5/15/16	7,609,000	8,484,035
*Transocean 6.50% 11/15/20	28,320,000	33,287,270
Weatherford International 9.625% 3/1/19	14,071,000	18,863,498
Williams
7.75% 6/15/31	4,130,000	4,993,546
*8.75% 3/15/32	4,591,000	6,045,011
#Woodside Finance 144A
8.125% 3/1/14	4,095,000	4,741,650
8.75% 3/1/19	12,441,000	16,111,841
		365,577,498
Finance Companies – 1.67%
#CDP Financial 144A
*4.40% 11/25/19	20,171,000	21,353,041
5.60% 11/25/39	3,130,000	3,391,549
E Trade Financial PIK 12.50% 11/30/17	7,326,000	8,791,200
General Electric Capital
4.375% 9/16/20	5,325,000	5,419,844
*5.30% 2/11/21	14,075,000	15,031,298
6.00% 8/7/19	38,621,000	43,735,038
*•#ILFC E-Capital Trust I 144A 5.74% 12/21/65	6,865,000	5,773,396
*•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	2,787,000	2,396,820
International Lease Finance
*6.25% 5/15/19	3,232,000	3,230,132
6.625% 11/15/13	170,000	177,650
*8.25% 12/15/20	3,395,000	3,785,425
8.75% 3/15/17	6,429,000	7,200,480
*Nuveen Investments
10.50% 11/15/15	7,088,000	7,424,680
#144A 10.50% 11/15/15	3,588,000	3,722,550
		131,433,103
Healthcare – 0.63%
Accellent 8.375% 2/1/17	2,760,000	2,877,300
#AMGH Merger Sub 144A 9.25% 11/1/18	4,205,000	4,520,375
Biomet 11.625% 10/15/17	3,202,000	3,542,213
*Biomet PIK 10.375% 10/15/17	2,823,000	3,091,185
Community Health Systems 8.875% 7/15/15	3,340,000	3,461,075
#DJO Finance 144A 9.75% 10/15/17	1,741,000	1,775,820
HCA
7.50% 2/15/22	3,300,000	3,357,750
9.25% 11/15/16	526,000	563,806
*#HCA Holdings 144A 7.75% 5/15/21	10,948,000	11,194,329
HCA PIK 9.625% 11/15/16	1,524,000	1,634,490
#Multiplan 144A 9.875% 9/1/18	5,194,000	5,596,535
#Mylan 144A 6.00% 11/15/18	5,615,000	5,769,413
*Radiation Therapy Services 9.875% 4/15/17	111,000	108,780
Radnet Management 10.375% 4/1/18	2,430,000	2,478,600
		49,971,671
Insurance – 1.76%
American International Group
*•8.175% 5/15/58	1,576,000	1,723,750
8.25% 8/15/18	15,625,000	18,571,079
•Chubb 6.375% 3/29/67	13,273,000	13,770,738
Coventry Health Care 5.45% 6/15/21	11,745,000	12,454,104
•Genworth Financial 6.15% 11/15/66	3,366,000	2,221,560
#Highmark 144A
4.75% 5/15/21	10,300,000	10,527,362
6.125% 5/15/41	2,145,000	2,245,523
*•ING Groep 5.775% 12/29/49	6,320,000	5,751,200
•#Liberty Mutual Group 144A 7.00% 3/15/37	3,575,000	3,483,062
MetLife
4.75% 2/8/21	2,275,000	2,381,745
6.40% 12/15/36	35,000	34,861
*6.817% 8/15/18	10,550,000	12,636,336
#MetLife Capital Trust X 144A 9.25% 4/8/38	11,710,000	14,578,950

*Prudential Financial
3.875% 1/14/15	4,320,000	4,580,349
4.50% 11/15/20	6,950,000	7,179,830
6.00% 12/1/17	7,845,000	9,039,025
=w‡@#Twin Reefs Pass Through Trust 144A 4.058% 12/31/49	1,900,000	0
•XL Group 6.50% 12/29/49	5,104,000	4,816,900
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	10,255,000	10,511,375
#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	2,190,000	2,217,896
		138,725,645
Natural Gas – 2.79%
Electric Paso Pipeline Partners Operating 6.50% 4/1/20	8,275,000	9,554,141
*•Enbridge Energy Partners 8.05% 10/1/37	15,395,000	16,961,518
Energy Transfer Partners
*4.65% 6/1/21	8,295,000	8,308,479
9.70% 3/15/19	19,484,000	25,298,493
Enterprise Products Operating
5.95% 2/1/41	2,250,000	2,379,211
•7.034% 1/15/68	28,295,000	29,854,451
•8.375% 8/1/66	1,492,000	1,624,211
*9.75% 1/31/14	3,046,000	3,656,245
Kinder Morgan Energy Partners 9.00% 2/1/19	21,532,000	28,202,678
NiSource Finance
6.40% 3/15/18	9,515,000	10,993,184
6.80% 1/15/19	9,143,000	10,863,566
Plains All American Pipeline 8.75% 5/1/19	15,094,000	19,502,384
*Sempra Energy 6.15% 6/15/18	13,411,000	15,582,536
TC Pipelines 4.65% 6/15/21	7,650,000	7,907,912
•TransCanada Pipelines 6.35% 5/15/67	28,530,000	29,258,485
		219,947,494
Real Estate – 1.77%
Brandywine Operating Partnership 4.95% 4/15/18	10,955,000	11,385,586
Developers Diversified Realty
4.75% 4/15/18	7,770,000	7,890,342
7.50% 4/1/17	5,330,000	6,160,281
7.875% 9/1/20	9,374,000	11,111,387
9.625% 3/15/16	3,656,000	4,477,975
Digital Realty Trust
5.25% 3/15/21	12,383,000	12,675,177
*5.875% 2/1/20	7,425,000	8,004,358
Health Care REIT 5.25% 1/15/22	17,520,000	18,193,591
Host Marriott 6.375% 3/15/15	4,535,000	4,648,375
#Qatari Diar Finance 144A 5.00% 7/21/20	7,392,000	7,881,720
Regency Centers
*4.80% 4/15/21	9,255,000	9,609,374
5.875% 6/15/17	2,168,000	2,449,513
UDR 4.25% 6/1/18	5,945,000	6,046,885
Ventas Realty
4.75% 6/1/21	12,320,000	12,533,961
*6.50% 6/1/16	1,854,000	1,926,111
#WEA Finance 144A 4.625% 5/10/21	14,750,000	14,919,124
		139,913,760
Services – 1.71%
*#Ameristar Casinos 144A 7.50% 4/15/21	5,330,000	5,569,850
#Ashtead Capital 144A 9.00% 8/15/16	3,721,000	3,888,445
Beazer Homes USA
9.125% 6/15/18	2,000	1,690
9.125% 5/15/19	3,013,000	2,530,920
Casella Waste Systems 11.00% 7/15/14	2,199,000	2,451,885
Clean Harbors 7.625% 8/15/16	802,000	856,135
Corrections Corporation of America 7.75% 6/1/17	6,441,000	7,028,741
*#Delta Air Lines 144A 12.25% 3/15/15	101,000	112,994
#Equinox Holdings 144A 9.50% 2/1/16	1,066,000	1,135,290
FTI Consulting
*6.75% 10/1/20	3,645,000	3,736,125
7.75% 10/1/16	1,035,000	1,081,575
*#Geo Group 144A 6.625% 2/15/21	4,067,000	4,087,335
Harrah's Operating
*10.00% 12/15/18	10,579,000	9,521,100
11.25% 6/1/17	2,161,000	2,390,606
*Iron Mountain 8.00% 6/15/20	2,163,000	2,281,965
*K Hovnanian Enterprises 10.625% 10/15/16	3,000,000	2,797,500
Kansas City Southern de Mexico 8.00% 2/1/18	1,463,000	1,627,880
Kansas City Southern Railway 13.00% 12/15/13	5,000	5,850
M/I Homes 8.625% 11/15/18	4,135,000	4,114,325

MGM MIRAGE
*10.375% 5/15/14	175,000	200,813
*11.375% 3/1/18	12,479,000	14,538,034
13.00% 11/15/13	3,503,000	4,194,843
Mobile Mini 6.875% 5/1/15	2,249,000	2,305,225
@Northwest Airlines 10.00% 2/1/11	425,000	2,890
PHH 9.25% 3/1/16	12,484,000	13,732,399
Pinnacle Entertainment
8.625% 8/1/17	464,000	506,920
*8.75% 5/15/20	7,909,000	8,502,175
Royal Caribbean Cruises 7.00% 6/15/13	4,605,000	4,944,619
RSC Equipment Rental 10.25% 11/15/19	6,001,000	6,736,123
Ryland Group 8.40% 5/15/17	4,675,000	5,119,125
#ServiceMaster PIK 144A 10.75% 7/15/15	4,504,000	4,762,980
Standard Pacific 10.75% 9/15/16	4,533,000	5,190,285
#United Air Lines 144A 12.00% 11/1/13	5,306,000	5,664,155
#West 144A 7.875% 1/15/19	1,885,000	1,889,713
Wynn Las Vegas 7.75% 8/15/20	1,030,000	1,143,300
		134,653,810
Technology – 2.09%
*Amkor Technology 7.375% 5/1/18	2,365,000	2,441,863
Applied Materials 4.30% 6/15/21	1,045,000	1,093,918
Aspect Software 10.625% 5/15/17	48,000	51,600
Avaya
*9.75% 11/1/15	4,910,000	5,020,475
#144A 7.00% 4/1/19	9,401,000	9,142,473
Avaya PIK 10.125% 11/1/15	1,735,000	1,782,713
*Fidelity National Information Services 7.875% 7/15/20	1,350,000	1,447,875
*First Data
9.875% 9/24/15	9,096,000	9,277,920
11.25% 3/31/16	2,968,000	2,938,320
*GXS Worldwide 9.75% 6/15/15	11,559,000	11,732,385
*Hewlett-Packard 4.30% 6/1/21	29,425,000	31,096,015
Jabil Circuit 7.75% 7/15/16	1,152,000	1,296,000
MagnaChip Semiconductor 10.50% 4/15/18	81,000	90,113
National Semiconductor 6.60% 6/15/17	24,882,000	30,018,938
*NXP 9.50% 10/15/15	6,266,000	6,626,295
#Seagate HDD Cayman 144A 7.75% 12/15/18	500,000	527,500
#Seagate Technology International 144A 10.00% 5/1/14	9,215,000	10,643,325
SunGard Data Systems 10.25% 8/15/15	89,000	92,560
Symantec 4.20% 9/15/20	9,630,000	9,609,401
#Telcordia Technologies 144A 11.00% 5/1/18	5,556,000	6,986,670
#Unisys 144A 12.75% 10/15/14	1,719,000	2,002,635
Xerox 4.50% 5/15/21	20,635,000	21,297,033
		165,216,027
Transportation – 1.30%
#Brambles USA 144A
3.95% 4/1/15	20,145,000	21,055,252
5.35% 4/1/20	7,310,000	7,682,086
Burlington Northern Santa Fe
*4.70% 10/1/19	8,694,000	9,494,509
5.65% 5/1/17	2,095,000	2,425,101
*5.75% 3/15/18	885,000	1,023,828
CSX
4.25% 6/1/21	11,815,000	12,248,989
5.50% 4/15/41	3,245,000	3,370,085
#ERAC USA Finance 144A 5.25% 10/1/20	30,240,000	32,925,009
*Ryder System 3.50% 6/1/17	12,305,000	12,695,831
		102,920,690
Utilities – 0.52%
*AES 8.00% 6/1/20	2,420,000	2,625,700
#Calpine 144A 7.875% 7/31/20	4,180,000	4,430,800
Elwood Energy 8.159% 7/5/26	3,314,544	3,347,689
*GenOn Energy
9.50% 10/15/18	2,080,000	2,189,200
9.875% 10/15/20	2,995,000	3,174,700
*Mirant Americas Generation 8.50% 10/1/21	5,138,000	5,266,450
#NRG Energy 144A
7.625% 1/15/18	925,000	942,344
7.875% 5/15/21	3,495,000	3,529,950
*•Puget Sound Energy 6.974% 6/1/67	15,069,000	15,576,765
		41,083,598
Total Corporate Bonds (cost $3,751,153,427)		3,938,537,671

Municipal Bonds – 0.10%
Oregon State Taxable Pension 5.892% 6/1/27		305,000	338,825
•§Puerto Rico Sales Tax Financing Revenue (1st Subordinate) Series A 5.00% 8/1/39-11		7,155,000	7,156,931
Total Municipal Bonds (cost $7,460,000)			7,495,756

Non-Agency Asset-Backed Securities – 1.65%
•Ally Master Owner Trust Series 2011-1 A1 1.057% 1/15/16		10,500,000	10,577,315
Ameriquest Mortgage Securities Series 2003-8 AF4 5.82% 10/25/33		65,676	67,916
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14		5,455,000	5,541,539
Capital Auto Receivables Asset Trust
Series 2008-1 A3A 3.86% 8/15/12		64,061	64,156
•#Series 2008-CPA A1 144A 1.037% 1/15/13		586,517	587,754
Capital One Multi-Asset Execution Trust
•Series 2007-A1 A1 0.237% 11/15/19		1,500,000	1,461,659
•Series 2007-A4 A4 0.217% 3/16/15		400,000	399,643
Series 2007-A7 A7 5.75% 7/15/20		11,950,000	14,017,798
•Chase Issuance Trust Series 2009-A2 A2 1.737% 4/15/14		260,000	262,811
#CIT Equipment Collateral 144A
Series 2009-VT1 A3 3.07% 8/15/16		2,427,181	2,437,938
Series 2010-VT1A A3 2.41% 5/15/13		5,330,000	5,333,003
Citibank Credit Card Issuance Trust
•Series 2006-C1 C1 0.586% 2/20/15		15,000,000	14,868,103
Series 2007-A3 A3 6.15% 6/15/39		7,638,000	9,082,607
*•#Citibank Omni Master Trust Series 2009-A8 A8 144A 2.287% 5/16/16		2,235,000	2,261,949
Citicorp Residential Mortgage Securities
Series 2006-3 A4 5.703% 11/25/36		6,400,000	6,337,594
Series 2006-3 A5 5.948% 11/25/36		5,800,000	4,667,533
Citifinancial Mortgage Securities Series 2003-2 AF4 4.598% 5/25/33		253,832	225,959
•#CNH Wholesale Master Note Trust Series 2011-1A A 144A 0.987% 12/15/15		11,750,000	11,797,259
@Contimortgage Home Equity Trust Series 1996-4 A8 7.22% 1/15/28		8,184	6,960
Countrywide Asset-Backed Certificates
•Series 2005-7 AF3 4.454% 10/25/35		21,781	21,445
@Series 2006-13 1AF3 5.944% 1/25/37		28,863	16,124
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		3,980,000	4,695,477
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	5,165,000	5,442,903
#Ford Credit Auto Lease Trust Series 2009-A A3 144A 3.71% 1/15/14	USD	411,678	412,311
•Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.737% 9/15/14		5,580,000	5,650,458
Harley-Davidson Motorcycle Trust
Series 2008-1 A4 4.90% 12/15/13		4,286,842	4,371,638
Series 2009-4 A3 1.87% 2/15/14		2,463,988	2,473,238
•MBNA Credit Card Master Note Trust Series 2002-C3 C3 1.537% 10/15/14		7,185,000	7,220,369
•Merrill Auto Trust Securitization Series 2007-1 A4 0.247% 12/15/13		795,196	795,078
Mid-State Trust Series 11 A1 4.864% 7/15/38		348,978	347,221
Residential Asset Securities
•Series 2006-EMX1 A2 0.417% 1/25/36		4,214,448	3,823,140
•Series 2006-KS3 AI3 0.357% 4/25/36		77,277	69,632
=#Sail NIM Notes Series 2003-10A A 144A 7.50% 10/27/33		12,766	0
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41		4,741,175	4,806,366
Total Non-Agency Asset-Backed Securities (cost $126,710,003)			130,144,896

Non-Agency Collateralized Mortgage Obligations – 0.87%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		1,429,408	1,315,214
•ARM Trust Series 2005-10 3A11 5.239% 1/25/36		3,111,521	2,588,437
Bank of America Alternative Loan Trust
Series 2004-11 1CB1 6.00% 12/25/34		806,162	781,674
Series 2005-1 2A1 5.50% 2/25/20		600,937	574,734
Series 2005-3 2A1 5.50% 4/25/20		480,781	466,544
Series 2005-5 2CB1 6.00% 6/25/35		0	0
Series 2005-6 7A1 5.50% 7/25/20		1,764,041	1,665,228
Series 2005-9 5A1 5.50% 10/25/20		2,041,199	1,925,202
Bank of America Funding Securities
Series 2006-5 2A10 5.75% 9/25/36		3,614,424	3,618,006
•@Series 2006-H 1A2 2.839% 9/20/46		6,677	454
•Bank of America Mortgage Securities
Series 2003-D 1A2 2.747% 5/25/33		1,452	919
Series 2003-E 2A2 2.883% 6/25/33		178,412	165,633
Series 2004-D 1A1 2.748% 5/25/34		4,764	4,027
Series 2005-I 2A2 3.211% 10/25/35		31,955	5,395
Chase Mortgage Finance
Series 2003-S8 A2 5.00% 9/25/18		377,302	391,386
•Series 2005-A1 3A1 5.242% 12/25/35		1,218,148	1,098,509
•ChaseFlex Trust Series 2006-1 A4 6.23% 6/25/36		6,119,000	4,192,843
Citicorp Mortgage Securities
Series 2006-3 1A9 5.75% 6/25/36		1,079,480	999,208
Series 2006-4 3A1 5.50% 8/25/21		982,221	989,529

•Citigroup Mortgage Loan Trust
Series 2004-UST1 A6 5.081% 8/25/34		1,388,996	1,410,961
Series 2007-AR8 1A3A 5.681% 8/25/37		4,573,419	3,334,347
Countrywide Alternative Loan Trust
Series 2005-57CB 4A3 5.50% 12/25/35		633,207	479,158
Series 2005-85CB 2A2 5.50% 2/25/36		39,933	31,980
wCountrywide Home Loan Mortgage Pass Through Trust
•Series 2003-21 A1 2.798% 5/25/33		68,865	61,267
•Series 2004-HYB2 2A 2.693% 7/20/34		275,998	196,749
•Series 2004-HYB5 3A1 2.977% 4/20/35		212,664	139,803
Series 2006-1 A2 6.00% 3/25/36		1,451,794	1,205,985
•Series 2006-HYB1 3A1 2.781% 3/20/36		2,438,854	1,427,122
Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34		95,219	98,700
First Horizon Asset Securities Series 2004-5 2A1 6.25% 8/25/17		75,343	78,173
#GSMPS Mortgage Loan Trust 144A
•Series 1998-3 A 7.75% 9/19/27		93,085	98,663
•Series 1999-3 A 8.00% 8/19/29		125,372	126,350
Series 2005-RP1 1A3 8.00% 1/25/35		1,467,249	1,468,933
Series 2005-RP1 1A4 8.50% 1/25/35		600,957	586,914
•GSR Mortgage Home Loan Trust
Series 2004-9 4A1 2.773% 8/25/34		192,610	183,828
Series 2006-AR1 3A1 5.046% 1/25/36		1,131,197	987,807
•JPMorgan Mortgage Trust
Series 2005-A2 5A1 4.287% 4/25/35		173,093	171,293
Series 2005-A8 1A1 5.395% 11/25/35		914,984	842,565
Series 2005-A8 2A1 2.965% 11/25/35		1,701,948	1,636,525
Series 2006-A2 3A3 5.637% 4/25/36		2,435,000	2,086,702
Series 2007-A1 7A4 5.218% 7/25/35		211,235	95,221
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		371,059	361,568
•MASTR ARM Trust
Series 2003-6 1A2 2.575% 12/25/33		54,703	51,160
Series 2004-10 2A2 3.147% 10/25/34		79,535	33,901
Series 2005-6 7A1 5.383% 6/25/35		1,682,061	1,491,228
Series 2005-7 2A2 2.459% 9/25/35		33,003	3,659
Series 2006-2 4A1 4.983% 2/25/36		429,334	391,159
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		604,224	614,336
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		633,528	629,946
•Residential Accredit Loans Series 2004-QA6 NB1 4.266% 12/26/34		9,433	6,505
•Structured ARM Loan Trust Series 2006-5 5A4 5.395% 6/25/36		740,559	171,213
wWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35		494,833	309,096
wWashington Mutual Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18		992,674	1,033,150
Series 2004-CB3 1A 6.00% 10/25/34		626,017	654,030
•Series 2006-AR14 2A1 5.534% 11/25/36		7,993,825	6,113,669
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-18 1A1 5.50% 1/25/36		1,436,021	1,303,216
Series 2006-2 3A1 5.75% 3/25/36		5,515,960	5,406,170
Series 2006-3 A11 5.50% 3/25/36		3,477,721	3,433,060
Series 2006-4 1A8 5.75% 4/25/36		472,457	474,056
Series 2006-7 2A1 6.00% 6/25/36		606,471	555,279
•Series 2006-AR5 2A1 2.74% 4/25/36		3,173,551	2,520,612
•Series 2006-AR19 A1 5.454% 12/25/36		3,127,843	2,853,046
Series 2007-8 2A6 6.00% 7/25/37		345,000	294,864
Series 2007-13 A7 6.00% 9/25/37		2,499,552	2,376,774
Series 2007-14 1A1 6.00% 10/25/37		315,605	314,421
Total Non-Agency Collateralized Mortgage Obligations (cost $69,276,152)			68,928,106

Regional Bonds – 1.21%Δ
Australia – 0.16%
New South Wales Treasury 2.75% 11/20/25	AUD	10,398,000	12,808,219
			12,808,219
Canada – 1.05%
*Province of New Brunswick 2.75% 6/15/18	USD	13,520,000	13,666,962
Province of Ontario
*3.00% 7/16/18		24,460,000	24,912,730
4.40% 6/2/19	CAD	35,904,000	40,732,793
Province of Quebec 4.50% 12/1/20	CAD	3,159,000	3,568,318
			82,880,803
Total Regional Bonds (cost $87,239,743)			95,689,022

«Senior Secured Loans – 3.50%
Alliance HealthCare Services 5.50% 6/1/16	4,560,822	4,550,377
Allied Security Holdings Tranche 2L 8.50% 1/21/18	2,715,000	2,769,300
Anchor Glass Container 6.00% 2/3/16	4,307,123	4,335,830
API Technologies Tranche B 3.496% 6/1/16	4,375,000	4,309,375
Armored Autogroup Tranche B 6.00% 11/5/16	3,326,766	3,297,657
Aspect Software Tranche B 6.25% 5/7/16	2,177,438	2,181,074
ATI Holdings 7.50% 3/12/16	3,130,199	3,115,847
Attachmate 6.50% 11/21/16	5,100,000	5,105,738
Autoparts Holdings
1st Lien 6.50% 7/5/17	2,325,000	2,340,984
2nd Lien 10.50% 7/5/18	1,330,000	1,353,275
BNY ConvergEx Group
7.50% 12/16/17	4,039,858	4,137,502
8.75% 11/29/17	1,695,142	1,736,113
Brickman Group Holdings Tranche B 7.25% 10/14/16	3,368,075	3,415,447
Brock Holdings III
10.00% 2/15/18	3,850,000	3,970,332
Tranche B 6.00% 2/15/17	1,945,125	1,957,885
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17	6,871,978	6,882,698
Caesars Entertainment Operating
Tranche B1 3.253% 1/28/15	3,875,000	3,498,699
Tranche B2 3.23% 1/28/15	3,985,000	3,598,017
Cengage Learning Acquisitions 7.50% 7/7/14	4,712,817	4,711,827
Charter Communications Operating Tranche B 7.25% 3/6/14	428,710	430,496
Chester Downs & Marina 12.375% 12/31/16	4,714,718	4,809,013
Chrysler Group 6.00% 4/28/17	7,405,000	7,219,912
Citadel Broadcasting Tranche B 4.25% 11/29/16	1,303,915	1,304,880
CityCenter Holdings 7.50% 1/10/15	6,590,000	6,627,893
Clear Channel Communications Tranche B 3.836% 1/29/16	7,079,361	5,896,789
Consolidated Container 5.688% 9/28/14	2,590,000	2,369,850
Delos Aircraft 7.00% 3/17/16	1,207,885	1,220,718
Delta Air Lines Tranche B 5.50% 3/29/17	4,295,000	4,252,071
First Data Tranche B2 2.937% 9/24/14	10,508,469	9,799,147
Ford Motor Tranche B 2.94% 12/15/13	3,086,521	3,088,511
Frac Tech International Tranche B 6.25% 4/19/16	5,545,220	5,545,996
GenOn Energy Tranche B 6.00% 6/20/17	2,714,488	2,716,822
Goodman Global Tranche B 5.75% 10/28/16	3,329,838	3,351,248
Grifols Tranche B 6.00% 6/4/16	6,615,000	6,648,075
HGI Holdings 6.75% 7/27/17	5,645,814	5,688,186
Houghton International Tranche B 6.75% 1/11/16	4,350,269	4,397,861
International Lease Finance 6.75% 3/17/15	1,647,115	1,654,322
Level 3 Financing Tranche B 11.15% 3/13/14	3,423,143	3,615,695
Mediacom Illinois 5.50% 3/31/17	4,719,104	4,725,002
MGM Mirage Tranche E 7.00% 2/21/14	8,672,797	8,522,411
Nortek 5.25% 4/12/17	4,354,088	4,356,831
Nuveen Investment
5.757% 5/13/17	5,253,365	5,256,176
2nd Lien 12.50% 7/9/15	7,645,535	8,139,322
OM Group Tranche B 5.75% 7/5/17	1,675,000	1,676,047
OSI Restaurant
2.319% 6/14/13	495,206	478,877
2.50% 6/13/14	5,082,425	4,914,832
Pierre Foods 7.00% 9/29/16	3,811,200	3,849,312
Pinnacle Foods Finance Tranche D 6.00% 4/2/14	1,710,692	1,721,812
PQ 6.69% 7/30/15	15,190,000	14,924,175
Prime Healthcare Services Tranche B 7.25% 4/28/15	7,524,750	7,355,443
Radnet Management Tranche B 5.75% 4/2/16	4,203,136	4,205,238
Remy International Tranche B 6.25% 12/16/16	3,467,575	3,483,456
Reynolds Group Holdings 6.50% 7/7/18	12,080,000	12,021,110
Roundy's Supermarkets 10.00% 4/16/16	1,870,000	1,896,302
Sensus 2nd Lien 8.50% 4/13/18	6,235,000	6,322,695
SRAM 8.50% 11/12/18	1,600,000	1,601,000
Texas Competitive Electric Holdings 3.686% 10/10/14	10,491,215	8,261,832
Toys R US Delaware Tranche B 6.00% 9/1/16	5,830,938	5,847,118
Univision Communications 4.436% 3/29/17	4,667,674	4,430,579
US TelePacific 5.75% 2/10/17	8,058,503	8,054,755
Valitas Health Services Tranche B 5.75% 3/2/17	2,325,000	2,324,279
Visant 5.25% 12/31/16	1,217,950	1,211,763
Wyle Services 5.75% 3/31/17	2,989,689	3,003,890
Total Senior Secured Loans (cost $273,478,307)		276,489,719

Sovereign Bonds – 13.65%Δ
Australia – 2.56%
Australia Government Bond
4.50% 4/15/20	AUD	79,607,000	85,821,834
5.25% 3/15/19	AUD	56,738,000	64,579,766
*6.00% 2/15/17	AUD	32,660,000	38,436,520
Australian Inflation-Linked Bond 3.00% 9/20/25	AUD	10,398,000	13,373,456
			202,211,576
Belgium – 0.17%
Belgium Government Bond 4.25% 9/28/21	EUR	9,698,400	13,795,361
			13,795,361
Brazil – 0.43%
Brazil Government International Bond
7.125% 1/20/37	USD	12,580,000	16,196,750
8.875% 10/14/19		12,580,000	17,486,200
			33,682,950
Canada – 0.59%
Canadian Government Bond
3.75% 6/1/19	CAD	14,339,000	16,292,244
4.00% 6/1/17	CAD	14,336,000	16,488,426
4.00% 6/1/41	CAD	11,501,000	13,670,455
			46,451,125
Chile – 0.24%
Chile Government International Bond 5.50% 8/5/20	CLP	8,462,000,000	19,164,941
			19,164,941
Colombia – 0.31%
Colombia Government International Bond
7.75% 4/14/21	COP	16,979,000,000	10,965,992
8.375% 2/15/27	USD	3,369,000	4,295,475
*10.375% 1/28/33		5,060,000	8,133,950
Republic of Colombia 9.85% 6/28/27	COP	1,667,000,000	1,244,191
			24,639,608
Croatia – 0.10%
Croatia Government International Bond
6.625% 7/14/20	USD	2,913,000	3,033,161
#144A 6.75% 11/5/19		4,285,000	4,532,133
			7,565,294
France – 0.35%
France Government Bond O.A.T.
3.75% 4/25/17	EUR	8,008,000	12,298,496
3.75% 4/25/21	EUR	10,272,000	15,528,714
			27,827,210
Germany – 0.42%
Deutschland Republic 2.25% 9/4/20	EUR	23,301,000	32,948,963
			32,948,963
Indonesia – 0.55%
Indonesia Government International Bond 7.25% 4/20/15	USD	3,412,000	3,983,510
Indonesia Treasury Bond
10.50% 8/15/30	IDR	40,590,000,000	5,755,734
11.00% 11/15/20	IDR	187,251,000,000	27,903,703
Republic of Indonesia 4.875% 5/5/21	USD	5,270,000	5,520,062
			43,163,009
Japan – 0.17%
Japan Finance 2.25% 7/13/16		13,690,000	13,857,990
			13,857,990
Lithuania – 0.10%
*#Lithuania Government International Bond 144A 6.125% 3/9/21		7,092,000	7,579,575
			7,579,575
Mexico – 0.90%
Mexican Bonos
7.75% 12/14/17	MXN	296,171,000	27,468,057
8.50% 12/13/18	MXN	385,906,100	37,287,403
Mexico Government International Bond 5.95% 3/19/19	USD	5,400,000	6,277,500
			71,032,960
New Zealand – 0.09%
New Zealand Government Bond 6.00% 5/15/21	NZD	7,630,000	7,243,879
			7,243,879
Norway – 2.32%
Eksportfinans 2.375% 5/25/16	USD	10,995,000	11,242,563
Norway Government Bond
3.75% 5/25/21	NOK	53,444,000	10,645,165
4.50% 5/22/19	NOK	327,172,000	68,524,311
5.00% 5/15/15	NOK	458,164,000	92,979,075
			183,391,114

Panama – 0.36%
Panama Government International Bond
6.70% 1/26/36	USD	4,581,000	5,531,558
7.125% 1/29/26		5,600,000	7,036,400
7.25% 3/15/15		7,007,000	8,313,805
*8.875% 9/30/27		5,330,000	7,741,825
			28,623,588
Peru – 0.35%
Peruvian Government International Bond
7.125% 3/30/19		18,619,000	23,227,203
7.35% 7/21/25		3,502,000	4,465,050
			27,692,253
Philippines – 0.36%
Philippine Government International Bond
6.25% 1/14/36	PHP	314,000,000	7,188,335
6.50% 1/20/20	USD	8,241,000	9,817,091
9.50% 10/21/24		2,587,000	3,735,111
9.875% 1/15/19		5,340,000	7,409,250
			28,149,787
Poland – 0.50%
Poland Government Bond
5.00% 10/24/13	PLN	10,060,000	3,639,488
5.50% 4/25/15	PLN	25,400,000	9,273,361
5.50% 10/25/19	PLN	19,299,000	6,855,374
Poland Government International Bond
5.125% 4/21/21	USD	5,701,000	5,943,293
6.375% 7/15/19		11,800,000	13,481,499
			39,193,015
Republic of Korea – 0.15%
Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	10,941,667,583	11,614,908
			11,614,908
Russia – 0.46%
Russia Eurobond
7.50% 3/31/30	USD	20,366,425	24,388,794
#144A 7.50% 3/31/30		4,652,835	5,574,701
#144A 7.85% 3/10/18	RUB	160,000,000	6,108,936
			36,072,431
South Africa – 0.83%
*#Eskom Holdings 144A 5.75% 1/26/21	USD	13,410,000	14,248,125
South Africa Government International Bond
5.50% 3/9/20		11,416,000	12,657,490
6.50% 6/2/14		5,639,000	6,379,401
South Africa Inflation-Linked Bond 2.75% 1/31/22	ZAR	52,843,488	8,044,478
Republic of South Africa 8.00% 12/21/18	ZAR	161,397,000	24,017,305
			65,346,799
Sweden – 0.54%
Sweden Government Bond
3.00% 7/12/16	SEK	154,100,000	25,385,510
5.00% 12/1/20	SEK	90,320,000	17,303,469
			42,688,979
Turkey – 0.17%
Turkey Government International Bond 5.625% 3/30/21	USD	12,650,000	13,440,625
			13,440,625
United Kingdom – 0.41%
United Kingdom Gilt
4.50% 3/7/19	GBP	6,906,000	12,950,326
4.75% 3/7/20	GBP	10,194,200	19,356,232
			32,306,558
Uruguay – 0.22%
Uruguay Government International Bond 8.00% 11/18/22	USD	13,290,000	17,376,675
			17,376,675
Total Sovereign Bonds (cost $996,679,709)			1,077,061,173

Supranational Banks – 0.48%
International Bank for Reconstruction & Development
3.375% 4/30/15	NOK	94,610,000	17,681,256
3.625% 6/22/20	NOK	54,680,000	10,172,540
6.00% 2/15/17	AUD	7,700,000	8,744,406
7.50% 7/30/14	NZD	1,011,000	970,975
Total Supranational Banks (cost $33,199,326)			37,569,177

U.S. Treasury Obligations – 4.63%
U.S. Treasury Bonds
∞4.25% 11/15/40	USD	17,205,000	17,543,732
4.75% 2/15/41		14,535,000	16,102,062

U.S. Treasury Notes
*1.50% 6/30/16		173,350,000	174,705,077
1.50% 7/31/16		1,770,000	1,781,055
*3.125% 5/15/21		151,405,000	155,568,032
Total U.S. Treasury Obligations (cost $358,546,091)			365,699,958

		Number of
		Shares
Common Stock – 0.00%
=†Calpine		1,195,000	0
=†Century Communications		7,875,000	0
†Delta Air Lines		154	1,215
†GenOn Energy		2,075	8,072
Masco		30	317
=∏†PT Holdings		1,970	20
*†United Continental Holdings		10	181
†USgen		255,000	0
Total Common Stock (cost $1,467,973)			9,805

Convertible Preferred Stock – 0.19%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13		55,900	3,641,326
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49		38,754	2,034,585
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		3,109	3,024,280
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49		1,665	2,301,863
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		3,540	3,872,759
Total Convertible Preferred Stock (cost $14,631,540)			14,874,813

Preferred Stock – 0.53%
Alabama Power 5.625%		303,360	7,584,000
#Ally Financial 144A 7.00%		22,010	19,997,460
*•PNC Financial Services Group 8.25%		12,972,000	13,908,838
=†PT Holdings		394	0
Total Preferred Stock (cost $41,093,844)			41,490,298

Warrant – 0.00%
@=∏†PT Holdings		394	4
Total Warrant (cost $9,456)			4

		Number of
		Contracts
Purchased Options – 0.02%
Put Options – 0.02%
U.S. 10 yr futures, strike price $121.00, expires 9/21/11		604	283,125
U.S. 10 yr futures, strike price $123.00, expires 8/26/11		3,389	1,059,063
Total Purchased Options (cost $2,704,835)			1,342,188

		Principal
		Amounto
Short-Term Investments – 11.28%
≠Discount Notes – 4.64%
Federal Home Loan Bank
0.006% 8/3/11	USD	78,079,323	78,079,167
0.01% 8/11/11		111,541,346	111,540,454
0.015% 9/1/11		5,408,660	5,408,195
0.02% 9/20/11		10,817,321	10,815,817
0.04% 11/2/11		10,817,321	10,813,967
0.05% 8/1/11		95,916,235	95,916,236
Freddie Mac
0.001% 8/15/11		17,613,592	17,613,380
0.05% 11/2/11		35,836,702	35,825,592
			366,012,808
Repurchase Agreement – 0.42%
BNP Paribas 0.14%, dated 7/29/11, to be
repurchased on 8/1/11, repurchase price $32,821,443
(collateralized by U.S. government obligations
3.875% 4/15/29, market value $33,477,498)		32,821,060	32,821,060
			32,821,060
≠U.S. Treasury Obligations – 6.22%
U.S. Treasury Bills
0.002% 8/11/11		156,205,076	156,193,985
0.037% 8/4/11		334,856,653	334,849,620
			491,043,605
Total Short-Term Investments (cost $889,951,555)			889,877,473

Total Value of Securities Before Securities Lending Collateral – 106.64%
(cost $8,072,840,049)			8,414,934,972

	Number of
	Shares
Securities Lending Collateral** – 7.31%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	3,123,101	3,014,105
Delaware Investments Collateral Fund No.1	573,941,254	573,941,254
@†Mellon GSL Reinvestment Trust II	7,211,337	0
Total Securities Lending Collateral (cost $584,275,692)		576,955,359

Total Value of Securities – 113.95%
(cost $8,657,115,741)		8,991,890,331©

Obligation to Return Securities Lending Collateral** – (7.41%)		(584,275,692)

Other Liabilities Net of Receivables and Other Assets – (6.54%)		(516,404,039)z

Net Assets Applicable to 834,698,664 Shares Outstanding – 100.00%		$7,891,210,600

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesian Rupiah
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PHP – Philippine Peso
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
USD – United States Dollar
ZAR – South African Rand

•	Variable rate security. The rate shown is the rate as of July 31, 2011. Interest rates reset periodically.
w
Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2011, the aggregate amount of Rule 144A securities was $1,196,087,293, which represented 15.16% of the Fund’s net assets. See Note 5 in "Notes."

*	Fully or partially on loan.
ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at July 31, 2011.
@	Illiquid security. At July 31, 2011, the aggregate amount of illiquid securities was $12,724,127, which represented 0.16% of the Fund’s net assets. See Note 5 in “Notes."
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2011, the aggregate amount of fair valued securities was $262,763, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
‡	Non income producing security. Security is currently in default.
∏
Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At July 31, 2011, the aggregate amount of the restricted securities was $24, which represent 0.00% of the Fund's net assets. See Note 5 in "Notes."

§	Pre-Refunded Bonds. Municipals bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
Δ	Securities have been classified by country of origin.
«
Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at July 31, 2011.

∞	Fully or partially pledged as collateral for futures contracts.
†	Non income producing security.
≠	The rate shown is the effective yield at time of purchase.
**	See Note 4 in “Notes.”
©	Includes $678,424,448 of securities loaned.
z	Of this amount, $428,131,748 represents receivable for securities sold and $1,127,467,088 represents payable for securities purchased as of July 31, 2011.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CDS – Credit Default Swap

CITI – Citigroup Global Markets
GCM – Greenwich Capital Management
GNMA – Government National Mortgage Association
GSC – Goldman Sachs Capital & Co.
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
HY – High Yield
JPMC – JPMorgan Chase Bank
MASTR – Mortgage Asset Securitization Transactions, Inc.
MNB – Mellon National Bank
MSC – Morgan Stanley Capital
NCUA – National Credit Union Administration
NIM – Net Interest Margin
O.A.T – Obligations Assimilables du Trésor
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

The following foreign currency exchange contracts and foreign cross currency exchange contract, futures contracts and swap contracts were outstanding at July 31, 20111:

Foreign Currency Exchange Contracts and
Foreign Cross Currency Exchange Contract

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	AUD	(10,228,499)	USD	11,037,931	9/2/11	(144,007)
BAML	COP	21,762,778,927	USD	(12,284,944)	9/2/11	(62,041)
BAML	EUR	4,318,576	USD	(6,209,680)	8/1/11	(4,527)
BAML	EUR	(26,198,439)	USD	37,596,070	9/2/11	(19,208)
BAML	IDR	167,115,000,000	USD	(19,584,554)	8/26/11	(2,448)
BAML	JPY	(969,121,600)	USD	12,371,423	9/2/11	(222,964)
BAML	NOK	(163,161,236)	USD	30,087,145	9/2/11	(150,487)
BAML	PHP	224,000,000	USD	(5,275,553)	9/2/11	24,027
BCLY	AUD	(7,022,461)	JPY	606,623,535	9/2/11	31,646
CITI	EUR	(14,077,749)	USD	20,218,815	9/2/11	6,220
CITI	JPY	1,053,567,228	USD	(13,472,175)	9/2/11	219,639
CITI	NZD	6,226,689	USD	(5,373,322)	9/2/11	87,815
CITI	SEK	159,762,760	USD	(25,144,047)	8/2/11	243,830
GCM	AUD	62,950,000	USD	(68,815,052)	8/2/11	304,641
GCM	NOK	(155,477,689)	USD	28,725,670	9/2/11	(88,019)
GSC	GBP	9,738,623	USD	(16,008,446)	9/2/11	(26,066)
GSC	NOK	(27,458,560)	USD	5,068,493	9/2/11	(20,227)
HSBC	AUD	(10,232,820)	USD	11,054,004	9/2/11	(132,658)
HSBC	EUR	(24,713,774)	USD	35,500,101	9/2/11	16,480
HSBC	KRW	12,479,467,000	USD	(11,830,000)	9/2/11	(24,062)
HSBC	NOK	(168,013,361)	USD	30,982,769	9/2/11	(154,076)
JPMC	CLP	6,103,987,500	USD	(13,148,061)	9/2/11	225,412
JPMC	EUR	(23,724,432)	USD	34,044,560	9/2/11	(18,580)
MNB	EUR	(126,480)	USD	180,974	8/1/11	(759)
MSC	AUD	(2,334,555)	USD	2,521,969	9/2/11	(30,200)
MSC	CHF	11,868,823	USD	(14,763,962)	9/2/11	311,790
MSC	EUR	(21,058,357)	USD	30,258,859	9/2/11	23,624
MSC	JPY	(84,384,490)	USD	1,079,165	9/2/11	(17,468)
MSC	KRW	11,911,647,050	USD	(11,260,775)	9/2/11	7,990
MSC	NOK	165,572,433	USD	(30,514,639)	8/2/11	229,311
MSC	NOK	(237,886,217)	USD	43,963,294	9/2/11	(122,643)
						$491,985

Futures Contracts
				Unrealized
				Appreciation
Contract to Buy	Notional Cost	Notional Value	Expiration Date	(Depreciation)
136 Euro-Bond	$ 24,927,168	$ 25,475,628	9/8/11	$ 548,460
1,717 U.S. Treasury 10 yr Notes	213,985,477	215,805,438	9/21/11	1,819,961
	$238,912,645			$2,368,421

Swap Contracts
CDS Contracts

					Unrealized
		Notional	Annual Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX.NA.HY.16	$17,475,000	5.00%	6/20/16	$310,264
BAML	Kingdom of Spain 5 yr CDS	32,561,000	1.00%	12/20/15	151,141
BCLY	CDX.N.A.HY.16	45,435,000	5.00%	6/20/16	691,257
BCLY	ITRAXX Europe Subordinate Financials
	15.1 5 yr CDS	69,135,000	1.00%	6/20/16	805,013
	Kingdom of Spain
BCLY	5 yr CDS	23,880,000	1.00%	3/20/15	719,057
BCLY	5 yr CDS	11,960,000	1.00%	3/21/16	96,313
BCLY	United States of America 5 yr CDS	27,286,000	0.25%	3/20/16	273,565
CITI	CDX.NA.HY.16	60,650,000	5.00%	6/20/16	982,907
CITI	Sara Lee 5 yr CDS	7,170,000	1.00%	3/20/16	(449,857)
GSC	CDX.NA.HY.16	34,805,000	5.00%	6/20/16	467,756
JPMC	CDX.NA.HY.16	39,700,000	5.00%	6/20/16	582,880
	ITRAXX Europe Subordinate Financials
JPMC	15.1 5 yr CDS	81,100,000	1.00%	6/20/16	2,749,164
JPMC	Portuguese Republic 5 yr CDS	22,471,000	1.00%	6/20/15	3,560,249
JPMC	Viacom 5 yr CDS	17,185,000	1.00%	9/20/15	(309,338)
MSC	CDX.NA.HY.16	21,625,000	5.00%	6/20/16	400,824
MSC	Kingdom of Spain 5 yr CDS	16,530,000	1.00%	6/20/16	440,915
		$528,968,000			$11,472,110
	Protection Sold/Moody’s Rating:
CITI	MetLife 5 yr CDS/A	$4,970,000	5.00%	9/20/14	$335,105
JPMC	Comcast 5 yr CDS/Baa	17,185,000	1.00%	9/20/15	423,300
JPMC	MetLife 5 yr CDS/A	5,690,000	1.00%	9/20/16	(11,362)
JPMC	Tyson Foods CDS/Ba	11,300,000	1.00%	3/20/16	79,806
		$39,145,000			$826,849
Total					$12,298,959

The use of foreign currency exchange contracts and foreign cross currency exchange contract, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently by Delaware Group® Adviser Funds – Delaware Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2007 – October 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on July 29, 2011.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g, “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales. These transactions may increase the Fund’s portfolio turnover rate.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments

At July 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$8,661,298,581
Aggregate unrealized appreciation	$378,853,778
Aggregate unrealized depreciation	(48,262,028)
Net unrealized appreciation	$330,591,750

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$1,516,728,508	$5,442,903	$1,522,171,411
Corporate Debt	-	4,376,265,968	262,739	4,376,528,707
Common Stock	9,785	-	20	9,805
Foreign Debt	-	1,210,319,372	-	1,210,319,372
Municipal Bonds	-	7,495,756	-	7,495,756
U.S. Treasury Obligations	-	365,699,958	-	365,699,958
Purchased Options	1,342,188	-	-	1,342,188
Short-Term Investments	32,821,060	857,056,413	-	889,877,473
Securities Lending Collateral	-	576,955,359	-	576,955,359
Other	6,241,812	35,248,486	4	41,490,302
Total	$40,414,845	$8,945,769,820	$5,705,666	$8,991,890,331

Foreign Currency Exchange Contracts and
Foreign Cross Currency Exchange Contract	$-	$491,895	$-	$491,895
Futures Contracts	$2,368,421	$-	$-	$2,368,421
Swap Contracts	$-	$12,298,959	$-	$12,298,959

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency,
	Asset-Backed &
	Mortgage-			Securities
	Backed	Corporate	Common	Lending
	Securities	Debt	Stock	Collateral	Other	Total
Balance as of 10/31/10	$8,766,263	$7,922,768	$20	$392,697	$4	$17,081,752
Purchases	5,252,720	-	-	-	-	5,252,720
Sales	-	(7,606,473)	(37,222)	(384,355)	-	(8,028,050)
Net realized gain	-	441,174	-	-	-	441,174
Transfer out of Level 3	(8,821,930)	-	-	-	-	(8,821,930)
Net change in unrealized
appreciation/depreciation	245,850	(494,730)	37,222	(8,342)	-	(220,000)
Balance as of 7/31/11	$5,442,903	$262,739	$20	$-	$4	$5,705,666

Net change in unrealized
appreciation/depreciation
from investments
still held as of 7/31/11	$190,183	$(155,911)	$37,222	$(372,826)	$-	$(301,332)

During the period ended July 31, 2011, the Fund had transfers out of Level 3 investments into Level 2 investments in the amount of $8,821,930, which was due to the Fund’s pricing vendor being able to supply matrix prices for investments that had been utilizing broker quoted prices. During the period ended July 31, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the period ended July 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No written options contracts were outstanding at July 31, 2011.

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No index swap contracts were outstanding at July 31, 2011.

Inflation Swaps. Inflation swaps agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Credit events generally include, among others bankruptcy failure to pay and obligation default.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended July 31, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At July 31, 2011, the net unrealized appreciation of credit default swaps was $12,298,959. The Fund had posted $1,820,000 as cash collateral, net of collateral received for open swap contracts. If a credit event had occurred for all swap transactions where collateral posting was required as of July 31, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $489,823,000 less the value of the contracts' related reference obligations. The Fund received $22,236,000 in securities collateral for open swap contracts.

As disclosed in the footnotes to the schedule of investments, at July 31, 2011, the notional value of the protection sold was $39,145,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At July 31, 2011, the net unrealized appreciation of the protection sold was $826,849.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of July 31, 2011 were as follows:

	Asset Derivatives		Liability Derivatives

	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts and foreign cross currency exchange contract)	Other liabilities net of receivables and other assets	$1,368,715	Other liabilities net of receivables and other assets	$(876,730)

Interest rate contracts (Futures contracts)	Other liabilities net of receivables and other assets	2,368,421	Other liabilities net of receivables and other assets	-

Credit contracts (Swap contracts)	Other liabilities net of receivables and other assets	12,298,959	Other liabilities net of receivables and other assets	-

Total		$16,036,095		$(876,730)

The effect of derivative instruments on the statement of operations for the period ended July 31, 2011 was as follows:

		Realized Gain or
		Loss on	Change in Unrealized
	Location of Gain or Loss on	Derivatives	Appreciation or Depreciation on
	Derivatives Recognized in	Recognized in	Derivatives Recognized in
	Income	Income	Income
Forward currency exchange contracts (Foreign currency exchange contracts and foreign cross currency exchange contract)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(27,366,497)	$683,129
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	24,641,041	(7,673,998)
Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	12,311,752	7,875,242
		$9,586,296	$884,373

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity during the period ended July 31, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining initial collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At July 31, 2011, the value of securities on loan was $678,424,448, for which the Fund received collateral, comprised of non-cash collateral valued at $112,300,349 and cash collateral of $584,275,692. At July 31, 2011, the value of invested collateral was $576,955,359. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these high yield securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to July 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware U.S. Growth Fund

July 31, 2011

	Number of
	Shares	Value
Common Stock – 97.61%²
Consumer Discretionary – 18.33%
†Apollo Group Class A	514,500	$26,152,035
*†Ctrip.com International ADR	388,600	17,914,460
Lowe's	707,800	15,274,324
NIKE Class B	211,000	19,021,650
†priceline.com	59,325	31,896,086
*Staples	840,300	13,495,218
		123,753,773
Consumer Staples – 3.09%
Walgreen	534,100	20,851,264
		20,851,264
Energy – 4.82%
EOG Resources	318,900	32,527,800
		32,527,800
Financials – 18.81%
Bank of New York Mellon	594,100	14,917,851
CME Group	69,200	20,011,948
†IntercontinentalExchange	204,500	25,214,850
MasterCard Class A	107,600	32,629,700
Visa Class A	400,250	34,237,386
		127,011,735
Healthcare – 11.99%
Allergan	374,000	30,409,940
†Medco Health Solutions	261,000	16,411,680
Novo Nordisk ADR	161,150	19,663,523
*Perrigo	159,881	14,438,853
		80,923,996
Materials & Processing – 2.75%
†Syngenta ADR	292,000	18,574,120
		18,574,120
Producer Durables – 2.47%
Expeditors International of Washington	349,500	16,678,140
		16,678,140
Technology – 35.35%
†Adobe Systems	703,200	19,492,704
†Apple	123,300	48,146,185
†Crown Castle International	683,900	29,681,260
†Google Class A	56,500	34,108,485
†Intuit	471,100	22,000,370
†Polycom	459,906	12,431,259
QUALCOMM	636,300	34,856,514
†Teradata	307,300	16,889,208
*VeriSign	672,600	20,991,846
		238,597,831
Total Common Stock (cost $493,145,201)		658,918,659

	Principal
	Amount
Short-Term Investments – 2.09%
≠Discount Notes – 0.86%
Federal Home Loan Bank
0.01% 8/11/11	$753,990	753,984
0.015% 9/1/11	30,783	30,780
0.02% 9/20/11	61,566	61,557
0.04% 11/2/11	61,566	61,547
0.05% 8/6/11	4,596,994	4,596,993
Freddie Mac
0.001% 8/15/11	95,998	95,997
0.050% 11/2/11	203,961	203,898
		5,804,756
Repurchase Agreements – 0.23%
BNP Paribas 0.14%, dated 7/29/11, to be
repurchased on 8/1/11, repurchase price $1,573,039
(collateralized by U.S. government obligations
3.875% 4/15/29; market value $1,604,482)	1,573,021	1,573,021
		1,573,021
≠U.S. Treasury Obligations – 1.00%
U.S. Treasury Bills
0.002% 8/11/11	702,718	702,668
0.037% 8/4/11	6,033,336	6,033,209
		6,735,877
Total Short-Term Investments (cost $14,113,872)		14,113,654
Total Value of Securities Before Securities Lending Collateral – 99.70%
(cost $507,259,073)		673,032,313

	Number of
	Shares
Securities Lending Collateral** – 1.81%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	453,764	437,927
Delaware Investments Collateral Fund No. 1	11,772,841	11,772,841
†@Mellon GSL Reinvestment Trust II	976,789	0
Total Securities Lending Collateral (cost $13,203,394)		12,210,768

Total Value of Securities – 101.51%
(cost $520,462,467)		685,243,081	©
Obligation to Return Securities Lending Collateral** – (1.96%)		(13,203,394)
Receivables and Other Assets Net of Other Liabilities – 0.45%		3,036,300
Net Assets Applicable to 42,129,764 Shares Outstanding – 100.00%		$675,075,987

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†Non income producing security.
*Fully or partially on loan.
≠The rate shown is the effective yield at the time of purchase.
**See Note 3 in “Notes.”
@Illiquid security. At July 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 4 in “Notes.”
©Includes $12,754,361 of securities loaned.

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Adviser Funds – Delaware U.S. Growth Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2007 – October 31, 2010), and has concluded that no position for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At July 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$529,784,744
Aggregate unrealized appreciation	$174,574,041
Aggregate unrealized depreciation	(19,115,704)
Net unrealized appreciation	$155,458,337

For federal income tax purposes, at October 31, 2010, capital loss carryforwards of $194,654,568 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $7,918,822 expires in 2011, $19,213,751 expires in 2014, $10,733,056 expires in 2016 and $156,788,939 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of July 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$658,918,659	$-	$-	$658,918,659
Short-Term Investments	1,573,021	12,540,633	-	14,113,654
Securities Lending Collateral	-	12,210,768	-	12,210,768
Total	$660,491,680	$24,751,401	$-	$685,243,081

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 10/31/10	$53,192
Sales	(52,062)
Net change in unrealized
appreciation/depreciation	(1,130)
Balance as of 7/31/11	$-

Net change in unrealized
appreciation/depreciation from
investments still held as of 7/31/11	$(50,500)

During the period ended July 31, 2011, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At July 31, 2011, the value of securities on loan was $12,754,361, for which cash collateral was received and invested in accordance with the Lending Agreement. At July 31, 2011, the value of invested collateral was $12,210,768. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral."

4. Credit and Market Risk
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of July 31, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to July 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware International Bond Fund

July 31, 2011

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds – 33.68%Δ
Australia – 2.87%
#Woodside Finance 144A 8.75% 3/1/19	USD	115,000	$148,932
#Woolworths 144A 4.55% 4/12/21		145,000	152,204
			301,136
Brazil – 2.37%
Petrobras International Finance
5.375% 1/27/21		140,000	149,815
5.75% 1/20/20		90,000	99,137
			248,952
Canada – 4.29%
Canadian Natural Resources 6.25% 3/15/38		130,000	149,712
Teck Resources 4.75% 1/15/22		145,000	151,708
•TransCanada Pipelines 6.35% 5/15/67		145,000	148,702
			450,122
Chile – 0.95%
#CODELCO 144A 3.75% 11/4/20		100,000	100,085
			100,085
Colombia – 1.05%
Ecopetrol 7.625% 7/23/19		90,000	109,800
			109,800
France – 1.43%
#Vivendi 144A 6.625% 4/4/18		130,000	149,565
			149,565
Ireland – 2.70%
#Ardagh Packaging Finance 144A 9.25% 10/15/20	EUR	100,000	143,515
#Nara Cable Funding 144A 8.875% 12/1/18	EUR	100,000	140,103
			283,618
Italy – 1.37%
#ENI Spa 144A 4.15% 10/1/20	USD	150,000	144,146
			144,146
Luxembourg – 3.63%
Arcelormittal 5.50% 3/1/21		145,000	148,815
#Enel Finance International 144A 6.25% 9/15/17		140,000	152,085
#Wind Acquisition 144A 11.75% 7/15/17	EUR	50,000	79,571
			380,471
Netherlands – 1.40%
#•Rabobank 144A 11.00% 12/29/49	USD	115,000	147,340
			147,340
Spain – 1.39%
Telefonica Emisiones 5.462% 2/16/21		145,000	145,681
			145,681
United Kingdom – 4.49%
Ensco 4.70% 3/15/21		145,000	152,581
HSBC Holdings 6.25% 3/19/18	EUR	100,000	155,992
#Jaguar Land Rover 144A 8.125% 5/15/18	GBP	100,000	162,123
			470,696
United States – 5.74%
#Barrick North America Finance 144A 5.70% 5/30/41		145,000	149,605
CenturyLink 6.45% 6/15/21	USD	145,000	149,815
General Electric Capital 5.30% 2/11/21		140,000	149,512
Transocean 6.50% 11/15/20		130,000	152,801
			601,733
Total Corporate Bonds (cost $3,506,897)			3,533,345

Regional Bond – 1.09%Δ
Australia – 1.09%
New South Wales Treasury 6.00% 5/1/20	AUD	100,000	114,488
Total Regional Bond (cost $109,686)			114,488

Sovereign Bonds – 45.36%Δ
Australia – 0.27%
Australian Government Bond 5.25% 3/15/19	AUD	25,000	28,455
			28,455
Belgium – 0.54%
Belgium Government Bond 4.25% 9/28/21	EUR	40,000	56,897
			56,897
Brazil – 1.66%
Republic of Brazil 7.125% 1/20/37	USD	135,000	173,812
			173,812
Canada – 1.14%
Canadian Government International Bond 3.75% 6/1/19	CAD	105,000	119,303
			119,303

Chile – 1.08%
Chile Government Bond 5.50% 8/5/20	CLP	50,000,000	113,242
			113,242
Colombia – 0.95%
Colombia Government International Bond 7.75% 4/14/21	COP	155,000,000	100,108
			100,108
Finland – 1.03%
Finnish Government Bond 5.375% 7/4/13	EUR	70,000	108,348
			108,348
France – 4.14%
France Government Bond O.A.T 3.75% 4/25/21	EUR	143,000	216,180
French Treasury Note BTAN 2.00% 7/12/15	EUR	152,000	218,323
			434,503
Germany – 4.10%
Deutschland Republic
3.50% 7/4/19	EUR	95,000	148,261
6.25% 1/4/24	EUR	145,000	281,951
			430,212
Indonesia – 1.09%
#Indonesia Government International Bond 144A 5.875% 3/13/20	USD	100,000	114,250
			114,250
Italy – 1.44%
Italy Buoni Poliennali Del Tesoro 4.25% 9/1/19	EUR	115,000	151,118
			151,118
Japan – 6.22%
Japan Government
10 Year Bond 1.50% 9/20/18	JPY	28,100,000	386,619
20 Year Bond 1.90% 3/22/21	JPY	18,950,000	266,190
			652,809
Lithuania – 0.51%
Lithuania Government International Bond 4.85% 2/7/18	EUR	36,000	53,104
			53,104
Mexico – 3.22%
Mexican Bonos 8.50% 12/13/18	MXN	2,070,000	200,010
United Mexican 5.125% 1/15/20	USD	124,000	137,516
			337,526
Netherlands – 0.92%
Netherlands Government Bond 4.50% 7/15/17	EUR	60,000	96,441
			96,441
New Zealand – 0.23%
New Zealand Government Bond 6.00% 5/15/21	NZD	25,000	23,735
			23,735
Norway – 1.02%
Norway Government Bond 3.75% 5/25/21	NOK	540,000	107,559
			107,559
Panama – 1.27%
Panama Government International Bond 6.70% 1/26/36	USD	110,000	132,825
			132,825
Peru – 1.25%
Republic of Peru 7.125% 3/30/19		105,000	130,988
			130,988
Philippines – 2.27%
Republic of Philippines 6.50% 1/20/20		200,000	238,250
			238,250
Poland – 1.64%
Poland Government Bond 5.75% 9/23/22	PLN	365,000	130,007
Republic of Poland 5.125% 4/21/21	USD	40,000	41,700
			171,707
Russia – 2.01%
Russian-Eurobond 5.00% 4/29/20		200,000	211,000
			211,000
South Africa – 1.85%
South Africa Government International Bond 6.50% 6/2/14		40,000	45,252
Republic of South Africa 8.00% 12/21/18	ZAR	1,000,000	148,809
			194,061
Sweden – 0.57%
Swedish Government Bond 3.00% 7/12/16	SEK	365,000	60,128
			60,128
Turkey – 1.42%
Republic of Turkey 5.625% 3/30/21	USD	140,000	148,750
			148,750
United Kingdom – 2.71%
United Kingdom Gilt
2.75% 1/22/15	GBP	65,000	112,222
5.00% 3/7/25	GBP	90,000	172,292
			284,514
Uruguay – 0.81%
Uruguay Government International Bond 8.00% 11/18/22	USD	65,000	84,988
			84,988
Total Sovereign Bonds (cost $4,641,433)			4,758,633

Supranational Bank – 4.13%
Asian Development Bank 2.35% 6/21/27	JPY	30,000,000	432,844
Total Supranational Bank (cost $342,504)			432,844

Short-Term Investments – 5.10%
≠Discount Notes – 2.73%
Federal Home Loan Bank
0.006% 8/3/11	USD	122,728	122,728
0.010% 8/11/11		43,313	43,313
0.015% 9/1/11		5,370	5,369
0.020% 9/20/11		10,740	10,738
0.040% 11/2/11		10,740	10,736
0.050% 8/6/11		46,193	46,193
Freddie Mac
0.001% 8/15/11		11,370	11,370
0.050% 11/2/11		35,579	35,568
			286,015
Repurchase Agreement – 0.15%
BNP Paribas 0.14%, dated 7/29/11, to be
repurchased on 8/1/11, repurchase price $15,807
(collateralized by U.S. government obligations
3.875% 4/15/29; market value $16,123)		15,807	15,807
			15,807
≠U.S. Treasury Obligations – 2.22%
U.S. Treasury Bills
0.002% 8/11/11		77,705	77,699
0.037% 8/4/11		155,649	155,646
			233,345
Total Short-Term Investments (cost $535,186)			535,167

Total Value of Securities – 89.36%
(cost $9,135,706)			9,374,477
Receivables and Other Assets Net of Liabilities – 10.64%z			1,116,234
Net Assets Applicable to 866,706 Shares Outstanding – 100.00%			$10,490,711

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
CAD – Canadian Dollar
CLP – Chilean Peso
COP – Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar
ZAR – South African Rand

ΔSecurities have been classified by country of origin.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2011, the aggregate amount of Rule 144A securities was $1,783,524, which represented 17.00% of the Fund’s net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of July 31, 2011. Interest rates reset periodically.
≠The rate shown is the effective yield at the time of purchase.
zOf this amount, $6,372,647 represents payable for securities purchased and $7,297,625 represents receivable for securities sold as of July 31, 2011.

Summary of Abbreviations:
MSC – Morgan Stanley Capital
O.A.T – Obligations Assimilables du Trésor
yr – Year

The following foreign currency exchange contracts were outstanding at July 31, 20111:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
MSC	AUD	26,405	USD	(29,035)	8/3/11	$(46)
MSC	CAD	(331,198)	USD	346,756	8/3/11	98
MSC	EUR	(1,625,355)	USD	2,338,024	8/3/11	2,735
MSC	GBP	275,935	USD	(454,269)	8/3/11	(1,279)
MSC	JPY	(214,577,229)	USD	2,755,795	8/2/11	(31,620)
MSC	JPY	38,437,000	USD	(500,000)	9/2/11	(485)
MSC	MXN	1,162,712	USD	(99,628)	8/1/11	(578)
MSC	NZD	27,465	USD	(24,047)	8/3/11	92
MSC	SEK	(124,765)	USD	19,820	8/3/11	(4)
MSC	ZAR	1,001,654	USD	(149,329)	8/2/11	486
						$(30,601)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in ”Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group Adviser Funds-Delaware International Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally, as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2007 – October 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on July 29, 2011.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At July 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$9,139,218
Aggregate unrealized appreciation	$277,414
Aggregate unrealized depreciation	(42,155)
Net unrealized appreciation	$235,259

For federal income tax purposes, at October 31, 2010, capital loss carryforwards of $351,036 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $306,422 expires in 2014, $21,289 expires in 2016 and $23,325 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2011:

	Level 1	Level 2	Total
Corporate Bonds	$-	$3,533,345	$3,533,345
Foreign Debt	-	5,305,965	5,305,965
Short-Term Investments	15,807	519,360	535,167
Total	$15,807	$9,358,670	$9,374,477

Foreign Currency Exchange Contracts	$-	$(30,601)	$(30,601)

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended July 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity for the period ended July 31, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreement collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in the collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of July 31, 2011.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's and Baa by Moody's Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of July 31, 2011, no securities have been determined to be illiquid under the Fund's Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Change of Sub-Advisor and Reorganization
Effective at the close of business on May 31, 2011, Mondrian ceased to serve as the sub-adviser to Delaware International Bond Fund. DMC remains the investment advisor to the Fund and commenced management of the Fund on June 1, 2011. Please refer to the prospectus supplement dated March 11, 2011 for more information.

Effective July 28, 2011, The International Fixed Income Portfolio, a series of Delaware Pooled Trust, reorganized into Delaware International Bond Fund (the Fund), a series of Delaware Group Adviser Funds. Prior to the Reorganization, the Fund had no investment operations.

7. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to July 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: